UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07655

Driehaus Mutual Funds

(Exact name of registrant as specified in charter)

25 East Erie Street

Chicago, IL 60611

(Address of principal executive offices) (Zip code)

Janet L. McWilliams

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-587-3800

Date of fiscal year end: December 31

Date of reporting period: September 30, 2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 94.3%
FAR EAST — 62.3%
China — 27.3%
AIA Group, Ltd.	3,953,613	$29,152,556
Alibaba Group Holding, Ltd. — SP ADR**	456,392	78,823,462
Baidu, Inc. — SP ADR**	48,373	11,981,508
Brilliance China Automotive Holdings, Ltd.	3,766,475	10,029,018
China Construction Bank Corp. — H	26,766,360	22,203,648
China Lodging Group, Ltd. — SP ADR**	74,262	8,823,811
China Merchants Port Holdings Co., Ltd.	5,280,979	16,292,641
Galaxy Entertainment Group, Ltd.	2,694,139	18,968,924
Gridsum Holding, Inc. — ADR1**	433,237	4,462,341
Haier Electronics Group Co., Ltd.	3,107,135	7,573,333
Inner Mongolia Yili Industrial Group Co., Ltd. — A	4,540,788	18,798,048
Jiangsu Hengrui Medicine Co., Ltd. — A	2,229,637	20,115,335
Kweichow Moutai Co., Ltd. — A	228,379	17,796,427
Ping An Insurance Group Co. of China, Ltd. — H	5,112,700	39,237,335
Shanghai International Airport Co., Ltd. — A	3,509,248	20,064,015
Shenzhou International Group Holdings, Ltd.	1,130,756	8,858,911
Silergy Corp.	454,174	10,409,277
SINA Corp.**	100,794	11,556,032
TAL Education Group — ADR	380,633	12,831,138
Tencent Holdings, Ltd.	1,358,790	58,480,362
Yum China Holdings, Inc.**	262,219	10,480,893
ZTE Corp. — H **	5,796,908	18,960,392

		455,899,407

India — 11.2%
Bharat Financial Inclusion, Ltd.**	785,367	11,395,156
Edelweiss Financial Services, Ltd.	2,667,012	10,958,757
Eicher Motors, Ltd.	36,172	17,284,867
HDFC Bank, Ltd. — ADR	542,037	52,236,106
Indraprastha Gas, Ltd.	301,598	6,796,113
ITC, Ltd.	2,615,737	10,343,614
Maruti Suzuki India, Ltd.	119,555	14,602,476
Motherson Sumi Systems, Ltd.	1,608,367	8,283,139
Power Grid Corp. of India, Ltd.	7,494,050	24,207,663
Reliance Industries, Ltd.	1,831,436	21,894,801
UPL, Ltd.	784,108	9,345,194

		187,347,886

South Korea — 9.6%
Hyundai Marine & Fire Insurance Co., Ltd.	185,089	7,320,497

	Number of Shares	Value (Note A)
ING Life Insurance Korea, Ltd.[2]	226,799	$9,395,916
Macquarie Korea
Infrastructure Fund[1]	948,708	7,040,658
Samsung Biologics Co., Ltd.2**	71,880	21,180,862
Samsung Electronics Co., Ltd.	23,499	52,605,261
Samsung Electronics Co., Ltd. — Pref.	10,524	18,946,600
Samsung SDI Co., Ltd.	50,260	8,710,534
Shinhan Financial Group Co., Ltd.	370,124	16,254,627
SK Holdings Co., Ltd.	33,211	8,350,956
SK Hynix, Inc.	152,240	11,019,074

		160,824,985

Taiwan — 6.8%
Cathay Financial Holding Co., Ltd.	15,325,856	24,360,449
Hon Hai Precision Industry Co., Ltd.	3,580,967	12,399,470
Largan Precision Co., Ltd.	44,268	7,780,914
MediaTek, Inc.	1,783,347	16,731,375
Parade Technologies, Ltd.	501,811	7,976,286
Taiwan Semiconductor Manufacturing Co., Ltd. — SP ADR	1,186,729	44,561,674

		113,810,168

Thailand — 2.2%
Airports of Thailand PCL — NVDR	4,599,816	8,137,606
IRPC PCL — NVDR	49,204,138	9,294,935
Kasikornbank PCL — NVDR	1,629,815	10,116,093
Minor International PCL — NVDR	6,663,104	8,141,574

		35,690,208

Indonesia — 1.8%
PT Bank Central Asia Tbk	16,562,003	24,961,665
PT Telekomunikasi Indonesia Persero Tbk	14,546,975	5,054,558

		30,016,223

Japan — 1.5%
Keyence Corp.	47,949	25,460,589
Philippines — 1.0%
BDO Unibank, Inc.	2,591,807	6,668,356
SM Prime Holdings, Inc.	15,024,795	10,189,159

		16,857,515

Malaysia — 0.9%
Public Bank BHD	3,074,925	14,884,894

Total FAR EAST		1,040,791,875

EUROPE — 12.3%
Russia — 7.2%
Lukoil PJSC — SP ADR	399,871	21,165,172
Magnit PJSC — SP GDR	323,832	13,260,920
Mail.Ru Group, Ltd. — GDR**	364,103	12,000,835
Sberbank of Russia PJSC — SP ADR	3,975,247	56,587,641

Driehaus Emerging Markets Growth Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Number of Shares	Value (Note A)
X5 Retail Group NV — GDR**	183,315	$8,229,010
Yandex NV — A**	262,825	8,660,084

		119,903,662

Turkey — 1.2%
KOC Holding AS	2,482,323	11,391,117
Turkcell Iletisim Hizmetleri AS	2,470,426	8,798,806

		20,189,923

Switzerland — 0.9%
Nestle SA	183,089	15,333,834
France — 0.8%
LVMH Moet Hennessy Louis Vuitton SE	52,427	14,465,292
United Kingdom — 0.8%
Unilever NV	221,303	13,088,290
Greece — 0.8%
Hellenic Telecommunications Organization SA	1,068,457	12,918,467
Jersey — 0.6%
Randgold Resources, Ltd.	101,465	9,945,683

Total EUROPE		205,845,151

SOUTH AMERICA — 10.8%
Brazil — 8.2%
Atacadao Distribuicao Comercio e Industria LTDA**	1,945,853	9,522,985
Banco do Brasil SA	1,914,545	21,127,306
Braskem SA — Pref. A	1,308,647	17,502,893
Kroton Educacional SA	3,551,236	22,391,798
Lojas Renner SA	792,762	9,011,077
MRV Engenharia e Participacoes SA	675,641	2,920,457
OdontoPrev SA	2,621,846	12,665,723
Petroleo Brasileiro SA — SP ADR**	1,667,139	16,738,076
Raia Drogasil SA	708,935	16,781,288
Vale SA — SP ADR	782,711	7,881,900

		136,543,503

Argentina — 1.6%
Grupo Financiero Galicia SA — ADR	145,268	7,487,113
MercadoLibre, Inc.	40,946	10,602,148
Pampa Energia SA — SP ADR**	147,642	9,611,494

		27,700,755

Peru — 1.0%
Credicorp, Ltd.	79,960	16,393,399

Total SOUTH AMERICA		180,637,657

NORTH AMERICA — 3.7%
Mexico — 2.3%
Grupo Aeroportuario del Sureste SAB de CV — B	245,837	4,688,588
Grupo Financiero Banorte SAB de CV — O	3,376,047	23,242,999

	Number of Shares	Value (Note A)
Wal-Mart de Mexico SAB de CV	4,919,535	$11,265,492

		39,197,079

United States — 0.8%
Applied Materials, Inc.	249,789	13,011,509
Canada — 0.6%
IAMGOLD Corp.**	1,688,494	10,299,813

Total NORTH AMERICA		62,508,401

AFRICA — 3.6%
South Africa — 3.2%
Capitec Bank Holdings, Ltd.	195,113	12,380,443
Mr. Price Group, Ltd.	1,217,476	16,190,149
Naspers, Ltd. — N	113,634	24,508,266
Novus Holdings, Ltd.	39,303	18,957

		53,097,815

Egypt — 0.4%
Commercial International Bank Egypt SAE	1,314,115	6,076,944

Total AFRICA		59,174,759

MIDDLE EAST — 1.6%
United Arab Emirates — 1.6%
DP World, Ltd.	405,797	9,114,201
Emaar Properties PJSC	7,606,815	17,584,779

Total MIDDLE EAST		26,698,980

Total EQUITY SECURITIES (Cost $1,182,986,507)		1,575,656,823

TOTAL INVESTMENTS (COST $1,182,986,507)	94.3%	$1,575,656,823
Other Assets In Excess Of Liabilities	5.7%	94,424,947

Net Assets	100.0%	$1,670,081,770

[1]	Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC (the “Adviser”), the Fund’s investment adviser.
2	144A — This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2017, these securities amounted to $30,576,778 or 1.8% of net assets. These 144A securities have not been deemed illiquid.
**	Non-income producing security

ADR	— American Depository Receipt
GDR	— Global Depository Receipt
NVDR	— Non-Voting Depository Receipt
SP ADR	— Sponsored American Depository Receipt
SP GDR	— Sponsored Global Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 93.7%
FAR EAST — 69.0%
India — 22.5%
AU Small Finance Bank, Ltd.1**	181,527	$1,580,163
Avenue Supermarts, Ltd.1**	72,531	1,197,505
Bharat Electronics, Ltd.	1,132,785	2,823,291
Bharat Financial Inclusion, Ltd.**	586,726	8,513,006
Britannia Industries, Ltd.	37,174	2,472,338
Capital First, Ltd.	161,865	1,817,884
Cochin Shipyard, Ltd.1**	142,163	1,131,732
Crompton Greaves Consumer Electricals, Ltd.	376,332	1,203,260
Dalmia Bharat, Ltd.	31,404	1,235,030
Dilip Buildcon, Ltd.[1]	109,530	1,005,003
Edelweiss Financial Services, Ltd.	330,584	1,358,370
Eicher Motors, Ltd.	4,718	2,254,506
India Grid Trust[1,2]	2,995,461	4,389,093
Kajaria Ceramics, Ltd.	105,269	1,142,294
Mahanagar Gas, Ltd.	142,273	2,384,576
Page Industries, Ltd.	4,486	1,266,303
Petronet LNG, Ltd.	841,910	2,979,939
Phoenix Mills, Ltd.	222,239	1,704,048
PNB Housing Finance, Ltd.[1]	51,507	1,168,606
Quess Corp., Ltd.1**	140,000	1,791,580
RBL Bank, Ltd.[1]	152,366	1,182,516
SpiceJet, Ltd.**	859,378	1,684,681
Sterlite Technologies, Ltd.	375,173	1,284,560
Tejas Networks, Ltd.1**	251,933	1,143,958
Vakrangee, Ltd.	388,518	2,938,271
Zee Entertainment Enterprises, Ltd.	215,432	1,715,343

		53,367,856

China — 15.4%
Angang Steel Co., Ltd. — H	1,376,000	1,213,662
Beijing Enterprises Water Group, Ltd.	1,460,000	1,175,611
Bitauto Holdings, Ltd. — ADR3**	37,047	1,655,260
Changzhou Xingyu Automotive Lighting Systems Co., Ltd. — A	245,357	1,840,510
China Lodging Group, Ltd. — SP ADR3**	20,036	2,380,678
China Maple Leaf Educational Systems, Ltd.	1,620,868	1,811,431
China Resources Cement Holdings, Ltd.	2,126,914	1,306,927
China ZhengTong Auto Services Holdings, Ltd.	1,124,000	1,220,175
ENN Energy Holdings, Ltd.	409,000	2,963,465
GEM Co., Ltd. — A	2,010,300	2,620,762
Greentown Service Group Co., Ltd.	1,771,864	1,086,490
Guangzhou R&F Properties Co., Ltd. — H	504,001	1,167,804
Haitian International Holdings, Ltd.	856,000	2,460,085
Man Wah Holdings, Ltd.	1,990,692	1,783,866
Minth Group, Ltd.	440,000	2,303,753

	Number of Shares	Value (Note A)
Silergy Corp.	133,836	$3,067,406
SINA Corp.3**	10,429	1,195,685
TAL Education Group — ADR[3]	72,108	2,430,761
Wuxi Biologics Cayman, Inc.1**	546,929	2,762,091

		36,446,422

Thailand — 9.5%
Beauty Community PCL — NVDR	12,212,048	5,858,854
IRPC PCL — NVDR	19,033,045	3,595,448
Land & Houses PCL — NVDR	6,248,379	1,854,841
Minor International PCL — NVDR	2,459,700	3,005,480
Sino-Thai Engineering & Construction PCL — NVDR	2,341,300	1,807,750
Srisawad Corp. PCL — NVDR	734,079	1,320,682
Star Petroleum Refining PCL — NVDR	5,116,995	2,715,766
Workpoint Entertainment PCL — NVDR	914,800	2,304,144

		22,462,965

Taiwan — 9.4%
Accton Technology Corp.	784,000	2,520,776
Advanced Ceramic X Corp.	165,972	2,309,728
Airtac International Group	94,526	1,302,990
ASPEED Technology, Inc.	54,271	1,254,583
Global PMX Co., Ltd.	147,177	958,563
Gourmet Master Co., Ltd.	111,772	1,188,711
Hu Lane Associate, Inc.	158,969	891,199
Land Mark Optoelectronics Corp.	189,000	2,324,792
Parade Technologies, Ltd.	165,397	2,628,985
Sunny Friend Environmental Technology Co., Ltd.	241,896	1,523,616
Taiwan Paiho, Ltd.	365,000	1,679,116
TCI Co., Ltd.	230,140	1,449,569
Tong Hsing Electronic Industries, Ltd.	539,000	2,221,837

		22,254,465

South Korea — 5.7%
Eugene Technology Co., Ltd.	92,761	1,700,774
ING Life Insurance Korea, Ltd.[1]	81,451	3,374,383
Koh Young Technology, Inc.	40,948	2,395,352
LG Chem, Ltd. — Pref.	5,872	1,299,648
LG Innotek Co., Ltd.	11,389	1,531,328
Medy-Tox, Inc.	2,367	1,021,942
SFA Engineering Corp.	33,267	1,201,022
Tokai Carbon Korea Co., Ltd.	24,910	1,071,129

		13,595,578

Malaysia — 3.3%
AirAsia BHD	2,698,692	2,204,970
Gamuda BHD	1,970,500	2,464,000

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Number of Shares	Value (Note A)
Malaysia Airports Holdings BHD	905,300	$1,822,392
My EG Services BHD	2,542,286	1,234,266

		7,725,628

Philippines — 2.4%
International Container Terminal Services, Inc.	588,452	1,204,717
Metro Pacific Investments Corp.	19,027,401	2,509,544
Security Bank Corp.	406,340	1,945,332

		5,659,593

Indonesia — 0.8%
PT Bank Tabungan Negara Persero Tbk	7,549,300	1,765,558

Total FAR EAST		163,278,065

SOUTH AMERICA — 10.9%
Brazil — 7.0%
Azul SA — ADR3**	85,451	2,345,630
Estacio Participacoes SA	142,300	1,391,482
Fleury SA	183,500	1,706,869
Lojas Renner SA	110,507	1,256,098
MRV Engenharia e Participacoes SA	395,100	1,707,819
OdontoPrev SA	365,932	1,767,760
Raia Drogasil SA	137,773	3,261,242
Smiles SA	66,008	1,667,316
Via Varejo SA	205,100	1,492,037

		16,596,253

Argentina — 2.2%
Pampa Energia SA — SP ADR3**	44,709	2,910,556
Telecom Argentina SA — SP ADR3**	79,061	2,438,241

		5,348,797

Uruguay — 1.7%
Arcos Dorados Holdings, Inc. — A3**	392,245	3,942,062

Total SOUTH AMERICA		25,887,112

EUROPE — 5.1%
Poland — 1.3%
CCC SA	16,975	1,283,941
Dino Polska SA1**	33,280	605,132
KRUK SA	14,212	1,142,919

		3,031,992

Turkey — 1.2%
Migros Ticaret AS**	239,987	1,733,750
Tofas Turk Otomobil
Fabrikasi AS	139,520	1,209,217

		2,942,967

Netherlands — 1.0%
DP Eurasia NV1,2**	890,000	2,420,974
Russia — 1.0%
Aeroflot PJSC	362,497	1,158,466
Globaltrans Investment PLC — SP GDR	131,564	1,231,439

		2,389,905

	Number of Shares	Value (Note A)
United Kingdom — 0.6%
BGEO Group PLC	29,458	$1,286,841

Total EUROPE		12,072,679

AFRICA — 3.4%
South Africa — 2.1%
AVI, Ltd.	232,783	1,683,276
Barloworld, Ltd.	227,473	2,091,970
Capitec Bank Holdings, Ltd.	17,646	1,119,686

		4,894,932

Kenya — 0.7%
Safaricom, Ltd.	7,510,810	1,802,158
Egypt — 0.6%
Commercial International Bank Egypt SAE — GDR	306,618	1,393,579

Total AFRICA		8,090,669

NORTH AMERICA — 2.7%
Mexico — 1.3%
Infraestructura Energetica Nova SAB de CV	565,413	3,166,126
Canada — 0.7%
IAMGOLD Corp.3**	270,095	1,647,579
United States — 0.7%
Nexteer Automotive Group, Ltd.	955,297	1,636,268

Total NORTH AMERICA		6,449,973

MIDDLE EAST — 2.6%
Pakistan — 1.3%
Pak Elektron, Ltd.	1,746,800	1,259,022
United Bank, Ltd.	1,011,383	1,825,240

		3,084,262

United Arab Emirates — 1.3%
NMC Health PLC	83,146	3,065,039

Total MIDDLE EAST		6,149,301

Total EQUITY SECURITIES (Cost $184,605,356)		221,927,799

PURCHASED PUT OPTIONS — 0.2%
iShares MSCI Emerging Markets Index ETF, Exercise Price $44.00, Notional Amount $66,000,000, Expiration Date October 20, 2017**	15,000	480,000

Total PURCHASED PUT OPTIONS (Premiums paid $840,623)		480,000

TOTAL INVESTMENTS (COST $185,445,979)	93.9%	$222,407,799
Other Assets In Excess Of Liabilities	6.1%	14,435,468

Net Assets	100.0%	$236,843,267

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Number of Shares	Value (Note A)
WRITTEN PUT OPTIONS — (0.1%)
iShares MSCI Emerging Markets Index ETF, Exercise Price $42.00, Notional Amount ($63,000,000), Expiration Date October 20, 2017**	(15,000)	$(120,000)

Total WRITTEN PUT OPTIONS (Premiums received $194,373)		$(120,000)

[1]	144A — This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2017, these securities amounted to $23,752,736 or 10.0% of net assets. These 144A securities have not been deemed illiquid.
[2]	Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC (the “Adviser”), the Fund’s investment adviser.
[3]	All or a portion of the security is pledged as collateral for derivatives transactions.
**	Non-income producing security

ADR	—American Depository Receipt
ETF	— Exchange-Traded Fund
GDR	— Global Depository Receipt
NVDR	— Non-Voting Depository Receipt
SP ADR	— Sponsored American Depository Receipt
SP GDR	— Sponsored Global Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

September 30, 2017 (unaudited)

SWAP CONTRACTS

Credit Default Swaps

Counterparty	Reference Instrument	Notional Amount(4)	Payment Frequency	Buy/Sell Protection(1)(2)	Pay (Receive) Fixed Rate	Expiration Date	Implied Credit Spread(3)	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
Bank of America	Republic of Turkey, 11.875%, 1/15/30	$11,250,000	3-Month USD	Buy	1.00%	6/20/2022	1.70%	$707,824	$(365,707)	$342,117
Morgan Stanley	Republic of Turkey, 11.875%, 1/15/30	$11,250,000	3-Month USD	Buy	1.00%	6/20/2022	1.70%	711,651	(369,535)	342,116

Total Credit Default Swaps								$1,419,475	$(735,242)	$684,233

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

					Upfront
					Premium	Unrealized
	Notional	Fixed		Expiration	Paid	Appreciation/
Counterparty	Amount	Rate(1)	Floating Rate Index(1)	Date	(Received)	(Depreciation)	Value
Goldman Sachs	KRW 11,500,000,000	1.9925%	3-Month KRW KWCDC	5/12/2027	$—	$35,259	$35,259
Morgan Stanley	KRW 6,000,000,000	1.8725%	3-Month KRW KWCDC	12/12/2026	—	69,453	69,453

Total Interest Rate Swaps					$—	$104,712	$104,712

(1)	Fund pays the floating rate and receives the fixed rate.

KRW	— South Korean Won
KWCDC	— Korean Won 3-month Certificate of Deposit Rate
USD	— United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 96.6%
FAR EAST — 30.4%
Bangladesh — 13.3%
Beximco Pharmaceuticals, Ltd.	428,724	$558,047
BRAC Bank, Ltd.	1,350,655	1,414,031
British American Tobacco Bangladesh Co., Ltd.	10,360	377,884
Delta Brac Housing Finance Corp., Ltd.	404,750	625,500
GrameenPhone, Ltd.	169,450	857,679
IDLC Finance, Ltd.	734,901	771,176
Singer Bangladesh, Ltd.	225,485	515,551
Square Pharmaceuticals, Ltd.	174,390	650,376

		5,770,244

Vietnam — 12.7%
Airports Corp. of Vietnam JSC**	297,900	912,320
Bank for Foreign Trade of Vietnam JSC	197,386	326,566
Coteccons Construction JSC	40,920	374,512
Mobile World Investment Corp.	100,000	614,085
Nam Long Investment Corp.	177,123	210,819
Saigon Beer Alcohol Beverage Corp.	52,530	600,964
Saigon Securities, Inc.	354,340	390,567
Viet Capital Securities JSC**	166,520	437,430
Vietjet Aviation JSC	131,026	623,810
Vietnam Dairy Products JSC	73,434	482,096
Vietnam National Petroleum Group	188,680	523,869

		5,497,038

Thailand — 2.8%
Beauty Community PCL — NVDR	2,491,712	1,195,424
Sri Lanka — 1.6%
Access Engineering PLC	2,320,756	391,139
Ceylon Cold Stores PLC	56,423	318,236

		709,375

Total FAR EAST		13,172,081

MIDDLE EAST — 28.9%
Kuwait — 10.8%
Human Soft Holding Co. KSC	104,499	1,363,783
Kuwait Finance House KSCP	483,895	963,302
National Bank of Kuwait SAKP	938,087	2,364,638

		4,691,723

Pakistan — 8.9%
DG Khan Cement Co., Ltd.	176,400	245,847
Habib Bank, Ltd.	243,700	418,042
HUB Power Co., Ltd.	534,500	567,141
Lucky Cement, Ltd.	135,100	724,610
Pak Elektron, Ltd.	923,500	665,621

	Number of Shares	Value (Note A)
United Bank, Ltd.	670,293	$1,209,676

		3,830,937

Saudi Arabia — 4.5%
Mouwasat Medical Services Co.	9,637	407,930
Samba Financial Group	129,733	830,269
Saudi Co. For Hardware LLC	24,324	699,215

		1,937,414

United Arab Emirates — 2.2%
Abu Dhabi Commercial Bank PJSC	113,594	219,604
Aramex PJSC	166,285	225,480
NMC Health PLC	13,623	502,189

		947,273

Jordan — 1.4%
Al-Eqbal Investment Co. PLC	16,473	604,045
Kazakhstan — 1.1%
KazMunaiGas Exploration Production JSC — GDR	49,452	489,575

Total MIDDLE EAST		12,500,967

AFRICA — 15.4%
Nigeria — 6.0%
Dangote Cement PLC	445,770	264,470
Guaranty Trust Bank PLC	7,759,942	864,617
Nigerian Breweries PLC	1,257,926	578,155
Zenith Bank PLC	13,332,751	869,043

		2,576,285

Kenya — 2.5%
Jubilee Holdings, Ltd.	3,030	13,953
Safaricom, Ltd.	4,528,361	1,086,543

		1,100,496

Egypt — 2.2%
Commercial International Bank Egypt SAE — GDR	93,379	424,408
ElSewdy Electric Co.	82,946	493,211
Ghabbour Auto**	148,080	26,008

		943,627

Morocco — 1.6%
Societe d’Exploitation des Ports	46,667	680,267
Senegal — 1.1%
Sonatel	11,367	480,279
Botswana — 0.9%
Letshego Holdings, Ltd.	2,066,739	395,137
Tanzania — 0.8%
Tanzania Breweries, Ltd.	56,583	335,363
Ghana — 0.3%
FAN Milk, Ltd.**	30,500	137,094

Total AFRICA		6,648,548

SOUTH AMERICA — 12.0%
Argentina — 9.6%
Banco Macro SA — ADR	3,716	436,073
Grupo Financiero Galicia SA — ADR	13,064	673,318
Holcim Argentina SA	186,284	624,139

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Number of Shares	Value (Note A)
MercadoLibre, Inc.	1,142	$295,698
Pampa Energia SA — SP ADR**	17,427	1,134,498
Telecom Argentina SA — SP ADR**	21,355	658,588
YPF SA — SP ADR	15,199	338,634

		4,160,948

Uruguay — 1.7%
Arcos Dorados Holdings, Inc. — A**	71,158	715,138
Colombia — 0.8%
Banco Davivienda SA — Pref.	30,020	338,779

Total SOUTH AMERICA		5,214,865

EUROPE — 9.9%
Romania — 5.4%
Banca Transilvania	1,565,693	894,521
BRD-Groupe Societe Generale SA	161,054	515,612
Fondul Proprietatea SA	1,933,385	420,442
Transgaz SA Medias	5,064	516,083

		2,346,658

Georgia — 1.3%
Georgia Healthcare Group PLC1**	54,152	214,062
TBC Bank Group PLC	15,537	345,604

		559,666

United Kingdom — 1.0%
BGEO Group PLC	4,977	217,415
KAZ Minerals PLC**	20,430	211,755

		429,170

Estonia — 0.8%
Tallink Grupp AS	275,294	344,890
Poland — 0.8%
KRUK SA	4,085	328,513
Croatia — 0.6%
Valamar Riviera DD	39,925	271,946

Total EUROPE		4,280,843

Total EQUITY SECURITIES (Cost $35,090,768)		41,817,304

EQUITY CERTIFICATES — 0.2%
FAR EAST — 0.2%
Vietnam — 0.2%
Nam Long Investment Corp.[2]	58,487	69,614

Total FAR EAST		69,614

Total EQUITY CERTIFICATES (Cost $47,802)		69,614

TOTAL INVESTMENTS (COST $35,138,570)	96.8%	$41,886,918
Other Assets In Excess Of Liabilities	3.2%	1,388,051

Net Assets	100.0%	$43,274,969

1	144A — This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2017, this security amounted to $214,062 or 0.5% of net assets. This 144A security has not been deemed illiquid.
2	Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At September 30, 2017, the value of this restricted security amounted to $69,614 or 0.2% of net assets. This 144A security has not been deemed illiquid.
**	Non-income producing security

Additional information on each restricted security is as follows:

Security	Counter- party	Acquisition Date(s)	Acquisition Cost
Nam Long Investment Corp.	MACQ	05/04/15 to 05/07/15	$47,802

ADR	— American Depository Receipt
GDR	— Global Depository Receipt
MACQ	— Macquarie Capital Group, Ltd.
NVDR	— Non-Voting Depository Receipt
SP ADR	— Sponsored American Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus International Small Cap Growth Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 95.4%
EUROPE — 50.1%
United Kingdom — 16.4%
Abcam PLC	217,334	$2,970,516
Balfour Beatty PLC	1,044,097	3,766,343
Burford Capital, Ltd.	205,446	2,849,325
Clinigen Group PLC	209,511	2,992,734
Croda International PLC	72,672	3,693,635
Dechra Pharmaceuticals PLC	98,391	2,689,612
Fenner PLC	385,246	1,740,981
Fevertree Drinks PLC	87,963	2,577,821
Games Workshop Group PLC	68,910	1,818,160
GKN PLC	494,218	2,291,388
Rentokil Initial PLC	954,567	3,845,027
Scapa Group PLC	631,875	3,742,462
Sophos Group PLC[1]	537,499	3,957,759
Spirax-Sarco Engineering PLC	25,542	1,890,999
SSP Group PLC	254,247	1,831,211
Stock Spirits Group PLC	494,298	1,589,660
Vesuvius PLC	528,294	4,176,685
Worldpay Group PLC[1]	447,296	2,439,459

		50,863,777

Germany — 7.4%
ADO Properties SA1	65,918	3,257,725
AIXTRON SE**	179,541	2,416,939
Carl Zeiss Meditec AG	54,612	2,850,655
CTS Eventim AG & Co., KGaA	49,441	2,157,967
Hypoport AG**	15,549	2,735,455
KION Group AG	21,359	2,044,012
Puma SE	5,568	2,167,052
SGL Carbon SE**	145,141	2,453,897
Vapiano SE1**	104,243	2,833,695

		22,917,397

Italy — 3.5%
Azimut Holding SpA	161,062	3,483,553
Gima TT SpA1**	45,813	676,826
Maire Tecnimont SpA	455,782	2,522,127
Moncler SpA	55,833	1,611,443
OVS SpA[1]	305,439	2,332,036
Pirelli & C SpA1**	22,904	175,956

		10,801,941

France — 3.4%
LISI	22,033	1,154,643
Maisons du Monde SA1	71,155	3,128,011
Ste Industrielle d’Aviation Latecoere SA**	184,079	1,268,385
Teleperformance	33,322	4,974,079

		10,525,118

Sweden — 3.1%
Com Hem Holding AB	241,138	3,446,140
Saab AB — B	55,781	2,831,203
SAS AB**	1,014,165	3,249,850

		9,527,193

Austria — 2.7%
ams AG	37,989	2,753,992
BUWOG AG**	79,957	2,396,536

	Number of Shares	Value (Note A)
RHI AG	76,864	$3,211,373

		8,361,901

Netherlands — 2.2%
Aalberts Industries NV	98,321	4,753,363
TomTom NV**	198,652	2,156,505

		6,909,868

Switzerland — 2.1%
Bobst Group SA	12,669	1,392,040
Bucher Industries AG	10,017	3,563,646
Coca-Cola HBC AG	44,691	1,512,117

		6,467,803

Luxembourg — 2.0%
APERAM SA	46,913	2,457,928
B&M European Value Retail SA	706,695	3,670,454

		6,128,382

Denmark — 1.9%
Christian Hansen Holding AS	27,703	2,375,957
FLSmidth & Co., AS	51,276	3,390,304

		5,766,261

Russia — 1.1%
X5 Retail Group NV — GDR**	78,220	3,511,296
Norway — 0.9%
Skandiabanken ASA[1]	238,039	2,630,100
Poland — 0.8%
CD Projekt SA	82,128	2,616,437
Ireland — 0.8%
Keywords Studios PLC	128,532	2,385,421
Belgium — 0.7%
Bekaert SA	46,425	2,226,600
Jersey — 0.6%
Sanne Group PLC	177,796	1,895,249
Spain — 0.4%
Tubacex SA**	364,660	1,381,321
Portugal — 0.2%
Mota-Engil SGPS SA	195,481	732,852

Total EUROPE		155,648,917

FAR EAST — 30.2%
Japan — 24.0%
Asahi Intecc Co., Ltd.	59,397	3,093,236
Daifuku Co., Ltd.	70,910	3,491,148
Funai Soken Holdings, Inc.	77,527	2,387,301
Furukawa Electric Co., Ltd.	55,048	3,023,298
Itochu Techno-Solutions Corp.	102,924	3,841,642
Izumi Co., Ltd.	38,755	1,987,259
Koito Manufacturing Co., Ltd.	67,436	4,231,043
Kose Corp.	30,902	3,539,896
Kusuri no Aoki Holdings Co., Ltd.	52,050	3,089,927
M&A Capital Partners Co., Ltd.**	38,015	1,888,503
Minebea Mitsumi, Inc.	134,891	2,109,826
Miura Co., Ltd.	100,309	2,208,982
Morinaga & Co., Ltd.	39,503	2,197,634
Nichias Corp.	140,508	1,734,420
Nifco, Inc.	35,698	2,179,474

Driehaus International Small Cap Growth Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Number of Shares	Value (Note A)
Nihon M&A Center, Inc.	31,692	$1,549,042
NOK Corp.	111,600	2,499,285
PALTAC Corp.	77,460	3,018,548
Rohm Co., Ltd.	37,328	3,197,884
Ryohin Keikaku Co., Ltd.	9,985	2,941,593
Seria Co., Ltd.	29,717	1,650,578
Sinfonia Technology Co., Ltd.	700,742	3,001,623
Start Today Co., Ltd.	112,618	3,567,946
TechnoPro Holdings, Inc.	75,649	3,583,285
Tokai Carbon Co., Ltd.	329,618	3,099,185
Tokyo Tatemono Co., Ltd.	210,212	2,688,248
Yaskawa Electric Corp.	93,364	2,957,944

		74,758,750

Australia — 2.8%
ALS, Ltd.	366,561	2,248,488
Bapcor, Ltd.	642,904	2,642,500
NEXTDC, Ltd.**	1,074,889	3,676,102

		8,567,090

China — 1.3%
China Railway Signal & Communication Corp., Ltd. — H1	2,798,226	2,099,135
Haier Electronics Group Co., Ltd.	790,680	1,927,204

		4,026,339

South Korea — 1.2%
Hugel, Inc.**	4,534	2,085,399
Koh Young Technology, Inc.	30,404	1,778,555

		3,863,954

Philippines — 0.5%
Metro Pacific Investments Corp.	11,183,384	1,474,988
Indonesia — 0.4%
PT Bumi Serpong Damai Tbk	9,833,519	1,292,251

Total FAR EAST		93,983,372

NORTH AMERICA — 9.5%
Canada — 8.4%
Advantage Oil & Gas, Ltd.**	165,237	1,035,587
CAE, Inc.	168,855	2,954,201
Canada Goose Holdings, Inc.**	82,878	1,703,143
CCL Industries, Inc. — B	49,130	2,377,455
CES Energy Solutions Corp.	515,126	2,605,045
Dollarama, Inc.	28,111	3,075,933
Kelt Exploration, Ltd.**	314,685	1,798,200
Kirkland Lake Gold, Ltd.	123,434	1,590,718
New Flyer Industries, Inc.	79,262	3,272,118
Parex Resources, Inc.**	213,344	2,573,294
Parkland Fuel Corp.	160,086	3,256,247

		26,241,941

Mexico — 0.6%
Promotora y Operadora de Infraestructura SAB de CV	171,814	1,814,001

	Number of Shares	Value (Note A)
United States — 0.5%
Nexteer Automotive Group, Ltd.	855,039	$1,464,543

Total NORTH AMERICA		29,520,485

SOUTH AMERICA — 5.1%
Brazil — 4.4%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	265,691	1,151,804
Gol Linhas Aereas Inteligentes SA — Pref.**	1,117,113	4,712,322
Marcopolo SA — Pref.	2,380,262	3,254,198
Via Varejo SA**	602,198	4,380,797

		13,499,121

Uruguay — 0.7%
Arcos Dorados Holdings, Inc. — A**	222,013	2,231,231

Total SOUTH AMERICA		15,730,352

AFRICA — 0.5%
South Africa — 0.5%
Clicks Group, Ltd.	147,762	1,724,740

Total AFRICA		1,724,740

Total EQUITY SECURITIES (Cost $239,049,884)		296,607,866

TOTAL INVESTMENTS (COST $239,049,884)	95.4%	$296,607,866
Other Assets In Excess Of Liabilities	4.6%	14,221,869

Net Assets	100.0%	$310,829,735

1	144A — This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2017, these securities amounted to $23,530,702 or 7.6% of net assets. These 144A securities have not been deemed illiquid.
**	Non-income producing security

GDR — Global Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus Micro Cap Growth Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 99.1%
HEALTH CARE — 27.5%
Health Care Equipment & Supplies — 10.5%
AxoGen, Inc.**	230,477	$4,459,730
CryoLife, Inc.**	112,221	2,547,417
Inogen, Inc.**	53,281	5,067,023
iRhythm Technologies, Inc.**	75,121	3,897,277
LeMaitre Vascular, Inc.	67,280	2,517,618
Merit Medical Systems, Inc.**	42,423	1,796,614
OraSure Technologies, Inc.**	106,090	2,387,025
Oxford Immunotec Global PLC**	112,822	1,895,410
Sientra, Inc.**	210,871	3,247,413
Tactile Systems Technology, Inc.**	199,292	6,168,087

		33,983,614

Biotechnology — 9.9%
Array BioPharma, Inc.**	449,933	5,534,176
Ascendis Pharma AS — ADR**	39,015	1,414,294
Audentes Therapeutics, Inc.**	98,595	2,761,646
Blueprint Medicines Corp.**	42,073	2,931,226
Clementia Pharmaceuticals, Inc.**	156,931	2,650,565
Global Blood Therapeutics, Inc.**	65,188	2,024,087
Immunomedics, Inc.**	309,222	4,322,924
Loxo Oncology, Inc.**	68,227	6,285,071
Natera, Inc.**	239,770	3,090,635
Ovid Therapeutics, Inc.**	105,482	903,981

		31,918,605

Pharmaceuticals — 3.0%
Aclaris Therapeutics, Inc.**	61,955	1,599,059
Aerie Pharmaceuticals, Inc.**	31,579	1,534,739
Foamix Pharmaceuticals, Ltd.1**	211,874	1,175,901
Intersect ENT, Inc.**	76,900	2,395,435
MyoKardia, Inc.**	67,351	2,885,990

		9,591,124

Health Care Providers & Services — 2.4%
BioTelemetry, Inc.**	56,068	1,850,244
Teladoc, Inc.**	82,001	2,718,333
Tivity Health, Inc.**	77,021	3,142,457

		7,711,034

Health Care Technology — 1.0%
Vocera Communications, Inc.**	103,821	3,256,865
Life Sciences Tools & Services — 0.7%
NeoGenomics, Inc.**	206,307	2,296,197

Total HEALTH CARE		88,757,439

INFORMATION TECHNOLOGY — 26.5%
Semiconductors & Semiconductor Equipment — 11.2%
Adesto Technologies Corp.**	295,839	2,322,336
Amtech Systems, Inc.**	146,907	1,759,946
Axcelis Technologies, Inc.**	132,196	3,615,561
AXT, Inc.**	376,276	3,442,925
CEVA, Inc.**	18,044	772,283

	Number of Shares	Value (Note A)
Everspin Technologies, Inc.**	114,769	$1,961,402
Ichor Holdings, Ltd.**	234,104	6,273,987
Impinj, Inc.**	27,507	1,144,566
MagnaChip Semiconductor Corp.**	228,056	2,588,436
Nova Measuring Instruments, Ltd.**	19,910	559,670
Sequans Communications SA — ADR**	441,624	1,386,699
SMART Global Holdings, Inc.**	241,419	6,465,201
SolarEdge Technologies, Inc.**	132,671	3,787,757

		36,080,769

Internet Software & Services — 7.2%
Alteryx, Inc. — A**	84,622	1,723,750
Angie’s List, Inc.**	167,222	2,083,586
Five9, Inc.**	255,715	6,111,589
GTT Communications, Inc.**	183,067	5,794,071
Mimecast, Ltd.**	177,035	5,031,335
Q2 Holdings, Inc.**	60,951	2,538,609

		23,282,940

Software — 4.8%
Everbridge, Inc.**	140,765	3,719,011
Globant SA**	31,778	1,273,344
Materialise NV — ADR**	85,637	1,246,875
Mitek Systems, Inc.**	221,964	2,108,658
Talend SA — ADR**	50,022	2,047,901
Upland Software, Inc.**	49,515	1,047,737
Varonis Systems, Inc.**	98,728	4,136,703

		15,580,229

Information Technology Services — 1.6%
Everi Holdings, Inc.**	354,237	2,688,659
Virtusa Corp.**	65,204	2,463,407

		5,152,066

Electronic Equipment, Instruments & Components — 1.1%
Control4 Corp.**	78,791	2,321,183
MicroVision, Inc.**	406,181	1,129,183

		3,450,366

Communications Equipment — 0.6%
Silicom, Ltd.	33,911	1,984,133

Total INFORMATION TECHNOLOGY		85,530,503

INDUSTRIALS — 17.0%
Machinery — 3.5%
Altra Industrial Motion Corp.	48,034	2,310,435
Columbus McKinnon Corp.	53,458	2,024,454
Federal Signal Corp.	127,738	2,718,265
Kadant, Inc.	24,868	2,450,741
NN, Inc.	58,990	1,710,710

		11,214,605

Trading Companies & Distributors — 3.0%
Foundation Building Materials, Inc.**	132,856	1,878,584
GMS, Inc.**	55,892	1,978,577
H&E Equipment Services, Inc.	88,004	2,569,717

Driehaus Micro Cap Growth Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Number of Shares	Value (Note A)
SiteOne Landscape Supply, Inc.**	56,084	$3,258,480

		9,685,358

Air Freight & Logistics — 2.2%
Air Transport Services Group, Inc.**	157,143	3,824,861
Atlas Air Worldwide Holdings, Inc.**	51,723	3,403,373

		7,228,234

Road & Rail — 1.9%
Covenant Transportation Group, Inc. — A**	33,708	976,858
Daseke, Inc.**	125,850	1,642,343
Saia, Inc.**	58,093	3,639,526

		6,258,727

Building Products — 1.6%
Patrick Industries, Inc.**	28,283	2,378,600
PGT Innovations, Inc.**	182,873	2,733,951

		5,112,551

Aerospace & Defense — 1.5%
Kratos Defense & Security Solutions, Inc.**	115,026	1,504,540
Mercury Systems, Inc.**	62,884	3,262,422

		4,766,962

Electrical Equipment — 1.2%
TPI Composites, Inc.**	175,609	3,923,105
Commercial Services & Supplies — 1.1%
Casella Waste Systems, Inc. — A**	117,268	2,204,638
Hudson Technologies, Inc.**	160,075	1,250,186

		3,454,824

Construction & Engineering — 1.0%
NV5 Global, Inc.**	28,410	1,552,607
Sterling Construction Co., Inc.**	104,113	1,585,641

		3,138,248

Total INDUSTRIALS		54,782,614

CONSUMER DISCRETIONARY — 15.4%
Leisure Equipment & Products — 3.0%
Callaway Golf Co.	223,040	3,218,467
Malibu Boats, Inc. — A**	138,808	4,391,885
MCBC Holdings, Inc.**	100,987	2,058,115

		9,668,467

Auto Components — 2.4%
Fox Factory Holding Corp.**	54,925	2,367,268
Modine Manufacturing Co.**	273,985	5,274,211

		7,641,479

Hotels, Restaurants & Leisure — 2.2%
Del Taco Restaurants, Inc.**	98,715	1,514,288
Eldorado Resorts, Inc.**	122,979	3,154,411
Golden Entertainment, Inc.**	67,426	1,643,846
Monarch Casino & Resort, Inc.**	24,521	969,315

		7,281,860

Textiles, Apparel & Luxury Goods — 1.9%
Crocs, Inc.**	332,539	3,225,628

	Number of Shares	Value (Note A)
G-III Apparel Group, Ltd.**	100,188	$2,907,456

		6,133,084

Specialty Retail — 1.5%
Conn’s, Inc.**	69,639	1,960,338
Lumber Liquidators Holdings, Inc.**	74,380	2,899,332

		4,859,670

Household Durables — 1.5%
SodaStream International, Ltd.**	46,159	3,067,266
William Lyon Homes — A**	72,815	1,674,017

		4,741,283

Diversified Consumer Services — 1.3%
Chegg, Inc.**	287,968	4,273,445
Automobiles — 1.1%
Winnebago Industries, Inc.	76,546	3,425,434
Internet & Catalog Retail — 0.5%
PetMed Express, Inc.	44,952	1,490,159

Total CONSUMER DISCRETIONARY		49,514,881

FINANCIALS — 5.4%
Commercial Banks — 3.2%
Live Oak Bancshares, Inc.	183,572	4,304,763
Preferred Bank/Los Angeles CA	53,693	3,240,373
TriState Capital Holdings, Inc.**	59,504	1,362,642
Triumph Bancorp, Inc.**	46,575	1,502,044

		10,409,822

Thrifts & Mortgage Finance — 0.9%
Meta Financial Group, Inc.	13,976	1,095,718
NMI Holdings, Inc. — A**	139,755	1,732,962

		2,828,680

Real Estate Investment Trust — 0.7%
Monmouth Real Estate Investment Corp.	149,214	2,415,775
Insurance — 0.6%
Kinsale Capital Group, Inc.	43,816	1,891,537

Total FINANCIALS		17,545,814

CONSUMER STAPLES — 2.5%
Food Products — 1.6%
Calavo Growers, Inc.	22,294	1,631,921
Freshpet, Inc.**	218,380	3,417,647

		5,049,568

Beverages — 0.9%
MGP Ingredients, Inc.	48,403	2,934,674

Total CONSUMER STAPLES		7,984,242

ENERGY — 2.4%
Energy Equipment & Services — 1.8%
Exterran Corp.**	55,701	1,760,709
Select Energy Services, Inc. — A**	128,787	2,050,289

Driehaus Micro Cap Growth Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Number of Shares	Value (Note A)
Solaris Oilfield Infrastructure, Inc. — A**	108,991	$1,899,713

		5,710,711

Oil, Gas & Consumable Fuels — 0.6%
Ring Energy, Inc.**	128,555	1,862,762

Total ENERGY		7,573,473

MATERIALS — 1.9%
Chemicals — 1.9%
AdvanSix, Inc.**	39,965	1,588,609
Ferro Corp.**	182,121	4,061,298
KMG Chemicals, Inc.	9,813	538,537

		6,188,444

Total MATERIALS		6,188,444

TELECOMMUNICATION SERVICES — 0.5%
Wireless Telecommunication Services — 0.5%
Boingo Wireless, Inc.**	80,185	1,713,553

Total TELECOMMUNICATION SERVICES		1,713,553

Total EQUITY SECURITIES (Cost $233,777,834)		319,590,963

TOTAL INVESTMENTS (COST $233,777,834)	99.1%	$319,590,963
Other Assets In Excess Of Liabilities	0.9%	2,857,565

Net Assets	100.0%	$322,448,528

1	Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC (the “Adviser”), the Fund’s investment adviser.
**	Non-income producing security

ADR	— American Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus Small Cap Growth Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 99.7%
INFORMATION TECHNOLOGY — 32.4%
Internet Software & Services — 9.9%
Alarm.com Holdings, Inc.**	13,619	$615,306
Alteryx, Inc. — A**	10,732	218,611
Angie’s List, Inc.**	17,901	223,046
Envestnet, Inc.**	10,747	548,097
Five9, Inc.**	27,570	658,923
GrubHub, Inc.**	3,424	180,308
GTT Communications, Inc.**	21,303	674,240
Mimecast, Ltd.**	17,688	502,693
Q2 Holdings, Inc.**	10,344	430,828

		4,052,052

Semiconductors & Semiconductor Equipment — 9.3%
Advanced Energy Industries, Inc.**	6,200	500,712
Axcelis Technologies, Inc.**	12,945	354,046
Everspin Technologies, Inc.**	6,953	118,827
Ichor Holdings, Ltd.**	24,611	659,575
Monolithic Power Systems, Inc.	4,532	482,885
SMART Global Holdings, Inc.**	18,067	483,834
SolarEdge Technologies, Inc.**	16,701	476,814
Tower Semiconductor, Ltd.**	23,677	728,068

		3,804,761

Software — 6.6%
CommVault Systems, Inc.**	5,112	310,810
Materialise NV — ADR**	14,571	212,154
Proofpoint, Inc.**	7,063	616,035
RingCentral, Inc. — A**	18,084	755,007
Varonis Systems, Inc.**	10,377	434,796
Zynga, Inc. — A**	100,931	381,519

		2,710,321

Information Technology Services — 2.9%
EPAM Systems, Inc.**	6,317	555,454
Euronet Worldwide, Inc.**	6,631	628,552

		1,184,006

Communications Equipment — 1.9%
Lumentum Holdings, Inc.**	14,455	785,629
Electronic Equipment, Instruments & Components — 1.8%
Itron, Inc.**	4,219	326,762
Littelfuse, Inc.	2,032	398,028

		724,790

Total INFORMATION TECHNOLOGY		13,261,559

HEALTH CARE — 19.7%
Biotechnology — 7.7%
Array BioPharma, Inc.**	50,479	620,892
Blueprint Medicines Corp.**	5,221	363,747
Exact Sciences Corp.**	14,759	695,444
Insmed, Inc.**	6,720	209,731
Loxo Oncology, Inc.**	9,449	870,442
Sarepta Therapeutics, Inc.**	9,007	408,558

		3,168,814

Health Care Equipment & Supplies — 5.6%
AxoGen, Inc.**	12,538	242,610

	Number of Shares	Value (Note A)
Inogen, Inc.**	6,471	$615,392
Insulet Corp.**	9,600	528,768
iRhythm Technologies, Inc.**	6,329	328,348
Tactile Systems Technology, Inc.**	18,002	557,162

		2,272,280

Pharmaceuticals — 2.4%
Aclaris Therapeutics, Inc.**	8,704	224,650
Aerie Pharmaceuticals, Inc.**	3,398	165,143
Catalent, Inc.**	7,575	302,394
MyoKardia, Inc.**	7,093	303,935

		996,122

Health Care Technology — 1.9%
Medidata Solutions, Inc.**	5,592	436,512
Vocera Communications, Inc.**	10,828	339,674

		776,186

Health Care Providers & Services — 1.7%
HealthEquity, Inc.**	4,287	216,836
Teladoc, Inc.**	5,415	179,507
Tivity Health, Inc.**	6,703	273,482

		669,825

Life Sciences Tools & Services — 0.4%
Accelerate Diagnostics, Inc.**	7,633	171,361

Total HEALTH CARE		8,054,588

CONSUMER DISCRETIONARY — 18.8%
Hotels, Restaurants & Leisure — 4.5%
Eldorado Resorts, Inc.**	16,326	418,762
Hilton Grand Vacations, Inc.**	5,788	223,590
Penn National Gaming, Inc.**	15,678	366,708
Planet Fitness, Inc. — A	17,386	469,074
Vail Resorts, Inc.	1,552	354,042

		1,832,176

Specialty Retail — 3.9%
Camping World Holdings, Inc. — A	9,551	389,108
Five Below, Inc.**	6,866	376,806
Guess?, Inc.	18,677	318,069
The Children’s Place, Inc.	4,202	496,466

		1,580,449

Diversified Consumer Services — 2.3%
Bright Horizons Family Solutions, Inc.**	2,457	211,818
Chegg, Inc.**	20,217	300,020
Grand Canyon Education, Inc.**	4,817	437,480

		949,318

Textiles, Apparel & Luxury Goods — 2.1%
G-III Apparel Group, Ltd.**	10,389	301,489
Steven Madden, Ltd.**	8,593	372,077
Wolverine World Wide, Inc.	7,224	208,412

		881,978

Household Durables — 1.8%
Roku, Inc.**	13,692	363,386

Driehaus Small Cap Growth Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Number
	of	Value
	Shares	(Note A)
SodaStream International, Ltd.**	5,683	$377,635

		741,021

Leisure Equipment & Products — 1.5%
Callaway Golf Co.	21,479	309,942
Malibu Boats, Inc. — A**	10,294	325,702

		635,644

Auto Components — 1.5%
LCI Industries	2,222	257,419
Visteon Corp.**	2,890	357,695

		615,114

Media — 0.7%
Emerald Expositions Events, Inc.	11,839	275,138
Internet & Catalog Retail — 0.5%
Nutrisystem, Inc.	3,825	213,817

Total CONSUMER DISCRETIONARY		7,724,655

INDUSTRIALS — 16.1%
Air Freight & Logistics — 4.5%
Air Transport Services Group, Inc.**	19,582	476,626
Atlas Air Worldwide Holdings, Inc.**	7,564	497,711
XPO Logistics, Inc.**	12,650	857,417

		1,831,754

Trading Companies & Distributors — 4.0%
Air Lease Corp.	6,593	280,994
GMS, Inc.**	11,741	415,631
H&E Equipment Services, Inc.	8,645	252,434
Rush Enterprises, Inc. — A**	7,266	336,343
SiteOne Landscape Supply, Inc.**	6,216	361,150

		1,646,552

Machinery — 2.2%
Altra Industrial Motion Corp.	6,697	322,126
John Bean Technologies Corp.	3,678	371,846
Meritor, Inc.**	7,898	205,427

		899,399

Building Products — 1.5%
Builders FirstSource, Inc.**	19,925	358,451
Patrick Industries, Inc.**	3,176	267,102

		625,553

Road & Rail — 1.3%
Saia, Inc.**	8,127	509,157
Electrical Equipment — 1.1%
TPI Composites, Inc.**	20,877	466,392
Aerospace & Defense — 1.0%
Mercury Systems, Inc.**	7,742	401,655
Commercial Services & Supplies — 0.5%
Advanced Disposal Services, Inc.**	8,124	204,644

	Number
	of	Value
	Shares	(Note A)
Total INDUSTRIALS		$6,585,106

FINANCIALS — 7.0%
Commercial Banks — 2.0%
Live Oak Bancshares, Inc.	16,113	377,850
Pacific Premier Bancorp, Inc.**	5,788	218,497
Seacoast Banking Corp. of Florida**	9,991	238,685

		835,032

Real Estate Investment Trust — 1.7%
QTS Realty Trust, Inc. — A	5,406	283,058
Rexford Industrial Realty, Inc.	7,900	226,098
Starwood Waypoint Homes	5,470	198,944

		708,100

Thrifts & Mortgage Finance — 1.4%
Essent Group, Ltd.**	6,820	276,210
LendingTree, Inc.**	1,148	280,629

		556,839

Consumer Finance — 1.0%
Green Dot Corp. — A**	8,020	397,632
Real Estate Management & Development — 0.9%
FirstService Corp.	5,761	379,131

Total FINANCIALS		2,876,734

MATERIALS — 3.1%
Chemicals — 2.1%
Ferro Corp.**	19,138	426,777
Ingevity Corp.**	3,642	227,516
Tronox, Ltd. — A	10,531	222,204

		876,497

Construction Materials — 1.0%
Eagle Materials, Inc.	3,773	402,579

Total MATERIALS		1,279,076

ENERGY — 1.3%
Energy Equipment & Services — 1.3%
Exterran Corp.**	9,113	288,062
Select Energy Services, Inc. — A**	14,854	236,476

		524,538

Total ENERGY		524,538

CONSUMER STAPLES — 0.8%
Household Products — 0.8%
Central Garden & Pet Co.**	8,517	330,800

Total CONSUMER STAPLES		330,800

TELECOMMUNICATION SERVICES — 0.5%
Wireless Telecommunication Services — 0.5%
Boingo Wireless, Inc.**	10,519	224,791

Total TELECOMMUNICATION SERVICES		224,791

Total EQUITY SECURITIES (Cost $32,791,277)		40,861,847

Driehaus Small Cap Growth Fund

Schedule of Investments

September 30, 2017 (unaudited)

		Value
		(Note A)
TOTAL INVESTMENTS (COST $32,791,277)	99.7%	$40,861,847
Other Assets In Excess Of Liabilities	0.3%	123,480

Net Assets	100.0%	$40,985,327

**	Non-income producing security

ADR	— American Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

A. Portfolio Valuation:

Equity securities and exchange-traded options are valued at the last sale price as of the close of the primary exchange or other designated time. Equity certificates are valued at the last sale price of the underlying security as of the close of the primary exchange. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models, and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. In addition, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the U.S. market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be considered level 2 in the hierarchy described below. Substantially all transfers between level 1 and level 2 relate to the use of these procedures.

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Funds’ investments that are measured at fair value by level within the fair value hierarchy as of September 30, 2017 is as follows:

Fund	Total Value at September 30, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Driehaus Emerging Markets Growth Fund
Investments in Securities*	$1,575,656,823	$1,575,656,823	$—	$—

Driehaus Emerging Markets Small Cap Growth Fund
Assets:
Equity Securities:
Africa	$8,090,669	$8,090,669	$—	$—
Europe	12,072,679	10,914,213	1,158,466	—
Far East	163,278,065	163,278,065	—	—
Middle East	6,149,301	6,149,301	—	—
North America	6,449,973	6,449,973	—	—
South America	25,887,112	25,887,112	—	—
Purchased Put Options	480,000	480,000	—	—
Swap Contracts	788,945	—	788,945	—

Total Assets	$223,196,744	$221,249,333	$1,947,411	$—

Liabilities:
Written Put Options	$(120,000)	$(120,000)	$—	$—

Total Liabilities	$(120,000)	$(120,000)	$—	$—

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

Fund	Total Value at September 30, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Driehaus Frontier Emerging Markets Fund
Equity Securities:
Africa	$6,648,548	$6,313,185	$335,363	$—
Europe	4,280,843	4,280,843	—	—
Far East	13,172,081	12,557,996	614,085	—
Middle East	12,500,967	12,500,967	—	—
South America	5,214,865	5,214,865	—	—
Equity Certificates*	69,614	—	69,614	—

Total Investments	$41,886,918	$40,867,856	$1,019,062	$—

Driehaus International Small Cap Growth Fund
Equity Securities:
Africa	$1,724,740	$1,724,740	$—	$—
Europe	155,648,917	154,796,135	852,782	—
Far East	93,983,372	93,983,372	—	—
North America	29,520,485	29,520,485	—	—
South America	15,730,352	15,730,352	—	—

Total Investments	$296,607,866	$295,755,084	$852,782	$—

Driehaus Micro Cap Growth Fund
Investments in Securities*	$319,590,963	$319,590,963	$—	$—

Driehaus Small Cap Growth Fund
Investments in Securities*	$40,861,847	$40,861,847	$—	$—

*	See Schedule of Investments for industry and/or country breakout.

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from closing prices for the same securities, which means that a Fund may value those securities higher or lower than another fund that does not employ fair value. In addition, the fair value price may differ materially from the value a Fund may ultimately realize.

For the period ended September 30, 2017, securities with end of period values of $335,363 held by Driehaus Frontier Emerging Markets Fund were transferred from level 1 to level 2.

For additional information regarding the Funds’ policy for valuation of investments or other significant accounting policies, please refer to the Funds’ most recent Semi-Annual or Annual Report.

B. Options Contracts:

The Funds are subject to equity and other risk exposures in the normal course of pursuing their investment objective. The Funds may use options contracts to hedge their portfolio or a portion thereof or speculatively for the purpose of profiting from a decline in the market value of a security. The Driehaus Emerging Markets Small Cap Growth Fund used both purchased and written options during the period January 1, 2017 through September 30, 2017 to hedge exposure to certain countries or sectors as well as gain exposure to certain countries, sectors or currencies.

The Funds may write covered call and put options on futures, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Schedule of Investments. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

For the period January 1, 2017 through September 30, 2017, the average volume of purchased and written options for Driehaus Emerging Markets Small Cap Growth Fund were $1,282,298 and $247,142, respectively.

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of September 30, 2017, the Driehaus Emerging Markets Small Cap Growth Fund had outstanding options as listed on the Schedule of Investments.

C. Swap Contracts:

The Driehaus Emerging Markets Small Cap Growth Fund may engage in various swap transactions, including forward rate agreements and interest rate, currency, volatility, index and total return swaps, primarily to manage risk, or as alternatives to direct investments. The Fund may also engage in credit default swaps which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default, refinancing or bankruptcy). The Fund did engage in credit default swaps during the period January 1, 2017 through September 30, 2017 to protect against credit events.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value. The maximum exposure to loss of the notional value as a seller of credit default swaps outstanding at September 30, 2017, for the Driehaus Emerging Markets Small Cap Growth Fund was $0.

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund discloses swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of September 30, 2017, the Driehaus Emerging Markets Small Cap Growth Fund had outstanding swap contracts as listed on the Schedule of Investments.

D. Forward Foreign Currency Contracts:

The Driehaus Emerging Markets Small Cap Growth Fund used forward foreign currency contracts during the period January 1, 2017 through September 30, 2017 to hedge foreign currency exposure in the portfolio. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized gain or loss reflected on the Schedule of Investments. In addition, the Fund could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably. As of September 30, 2017, the Driehaus Emerging Markets Small Cap Growth Fund did not have any open forward foreign currency contracts.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

E. Foreign Currency Spot Contracts

The Funds enter into foreign currency spot contracts to facilitate transactions in foreign currency denominated securities. These spot contracts are typically open for 2 to 5 days, depending on the settlement terms of the underlying security transaction. On September 30, 2017, the Funds had foreign currency spot contracts outstanding under which they are obligated to exchange currencies at specified future dates.

F. Equity Certificates

The Funds may invest in equity certificates, which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These derivative instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis. A Fund’s equity certificates are not subject to any master netting agreement.

On September 30, 2017, Driehaus Frontier Emerging Markets Fund had unrealized appreciation (depreciation) of $21,812 as a result of its investments in these financial instruments. The aggregate market values of these certificates for Driehaus Frontier Emerging Markets Funds represented 0.2% of its total market value of investments at September 30, 2017.

G. Derivative Investment Holdings Categorized by Risk Exposure:

Each Fund is subject to the Financial Accounting Standards Board’s (“FASB”) “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following table sets forth the fair value of the Driehaus Emerging Markets Small Cap Growth Fund’s derivative contracts by primary risk exposure as of September 30, 2017:

Risk exposure category	Asset derivatives	Fair value	Liability derivatives	Fair value
Credit contracts	Swaps, at fair value	$684,233
Equity contracts	Investments, at fair value	$480,000	Written options outstanding, at fair value	$120,000
Interest rate contracts	Swaps, at fair value	$104,712

The following table sets forth the fair value of the Driehaus Frontier Emerging Markets Fund’s derivative contracts by primary risk exposure as of September 30, 2017:

Risk exposure category	Asset derivatives	Fair value
Equity contracts	Investments, at fair value	$69,614

H. Federal Income Taxes

At September 30, 2017, the federal income tax basis and unrealized appreciation (depreciation) for all investments were as follows:

Fund	Basis	Gross Appreciation	Gross Depreciation	Net Appreciation
Driehaus Emerging Markets Growth Fund	$1,187,011,655	$401,953,761	$(13,308,593)	$388,645,168
Driehaus Emerging Markets Small Cap Growth Fund	$187,331,944	$39,740,450	$(4,664,595)	$35,075,855
Driehaus Frontier Emerging Markets Fund	$35,298,032	$8,027,563	$(1,438,677)	$6,588,886
Driehaus International Small Cap Growth Fund	$239,640,778	$59,937,789	$(2,970,701)	$56,967,088
Driehaus Micro Cap Growth Fund	$238,325,922	$88,085,213	$(6,820,172)	$81,265,041
Driehaus Small Cap Growth Fund	$32,791,277	$8,242,586	$(172,016)	$8,070,570

Driehaus Active Income Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
BANK LOANS — 28.29%
Advertising — 1.10%
Getty Images, Inc. 4.50% (US LIBOR+350 basis points), 10/18/19 [7,8,11]	$22,919,843	$19,896,143
Auto Manufacturers — 1.00%
Navistar, Inc. 5.24% (US LIBOR+400 basis points), 8/7/20 [7,8]	17,962,432	18,085,924
Chemicals — 1.01%
Avantor Performance Materials Holdings LLC 5.00% (US LIBOR+400 basis points), 3/10/24 [7,8,11]	18,161,022	18,236,753
Computers — 1.57%
DynCorp International, Inc. 7.75% (US LIBOR+600 basis points), 7/7/20 [7,8]	9,661,841	9,711,648
McAfee LLC 5.50% (US LIBOR+450 basis points), 9/28/24 [7,8,11]	10,080,000	10,139,220
McAfee LLC 9.50% (US LIBOR+850 basis points), 9/28/25 [7,8,11]	8,400,000	8,438,514

		28,289,382

Entertainment — 1.99%
Scientific Games International, Inc. 3.50% (US LIBOR+325 basis points), 8/14/24 [7,8,11]	35,700,000	35,806,029
Food — 2.79%
Chobani LLC 5.25% (US LIBOR+425 basis points), 10/7/23 [7,8,11]	33,695,781	34,032,739
SUPERVALU, Inc. 4.50% (US LIBOR+350 basis points), 6/8/24 [7,8,11]	10,549,672	10,134,278
SUPERVALU, Inc. 4.50% (US LIBOR+350 basis points), 6/8/24 [7,8,11]	6,329,803	6,080,567

		50,247,584

Insurance — 1.78%
Acrisure LLC 5.75% (US LIBOR+500 basis points), 11/22/23 [7,8,11]	14,238,450	14,434,229
Asurion LLC 7.00% (US LIBOR+600 basis points), 8/4/25 [7,8,11]	17,200,000	17,621,056

		32,055,285

Internet — 7.23%
EIG Investors Corp. 5.00% (US LIBOR+400 basis points), 2/9/23 [7,8,11]	29,075,922	29,436,754
Hoya Midco LLC 5.00% (US LIBOR+400 basis points), 6/30/24 [7,8,11]	45,211,688	45,268,202
ProQuest LLC 4.75% (US LIBOR+375 basis points), 10/24/21 [7,8,11]	26,252,773	26,569,906

Driehaus Active Income Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Uber Technologies, Inc. 5.24% (US LIBOR+400 basis points), 7/13/23 [7,8]	$28,719,925	$28,904,019

		130,178,881

Investment Companies — 0.91%
Larchmont Resources LLC 8.22% (US LIBOR+700 basis points), 8/7/20 [7,8,9,11]	6,531,040	6,400,419
UFC Holdings LLC 4.49% (US LIBOR+325 basis points), 8/18/23 [7,8]	9,900,000	9,954,103

		16,354,522

Leisure Time — 1.48%
Equinox Holdings, Inc. 4.25% (US LIBOR+325 basis points), 3/3/24 [7,8,11]	19,900,000	20,009,848
Equinox Holdings, Inc. 8.00% (US LIBOR+700 basis points), 3/8/25 [7,8,11]	6,500,000	6,634,875

		26,644,723

Real Estate Investment Trusts — 1.45%
Uniti Group, Inc. 4.23% (US LIBOR+300 basis points), 10/24/22 [7,8,11]	28,111,102	26,044,795
Retail — 1.58%
Neiman Marcus Group Ltd. LLC 4.48% (US LIBOR+325 basis points), 10/25/20 [7,8,11]	5,605,480	4,193,347
Rite Aid Corp. 5.98% (US LIBOR+475 basis points), 8/21/20 [7,8,11]	7,830,000	7,905,051
Rite Aid Corp. 5.11% (US LIBOR+388 basis points), 6/21/21 [7,8,11]	16,200,000	16,301,250

		28,399,648

Software — 3.25%
Digicert Holdings, Inc. 5.75% (US LIBOR+475 basis points), 9/20/24 [7,8,11]	12,750,000	12,893,437
Digicert Holdings, Inc. 9.00% (US LIBOR+800 basis points), 9/20/25 [7,8,11]	8,500,000	8,593,883
Evergreen Skills Lux Sarl (Luxembourg) 5.98% (US LIBOR+475 basis points), 4/28/21 [7,8,11]	38,977,493	36,949,494

		58,436,814

Telecommunications — 1.15%
Avaya, Inc. 6.52% (US LIBOR+550 basis points), 3/31/18 [5,7,8,11]	9,350,000	7,913,934
Avaya, Inc. 6.52% (US LIBOR+525 basis points), 5/29/20 [5,7,8,11]	6,800,000	5,775,750
GTT Communications, Inc. 4.25% (US LIBOR+325 basis points), 1/9/24 [7,8,11]	6,947,500	6,999,606

		20,689,290

Total BANK LOANS (Cost $520,892,612)		509,365,773

Driehaus Active Income Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts		Value
CORPORATE BONDS — 47.35%
Agriculture — 1.26%
Adecoagro S.A. (Argentina) 6.00%, 9/21/27 [1,3,11]	$10,200,000		$10,154,100
Vector Group Ltd. 6.13%, 2/1/25 [1,11]	12,084,000		12,506,940

			22,661,040

Banks — 6.48%
JPMorgan Chase & Co. 7.90% (LIBOR 3 Month+347 basis points), 12/29/49 [2,10,11]	29,813,000		30,707,390
PNC Capital Trust C 1.89% (LIBOR 3 Month+57 basis points), 6/1/28 [8,10,11]	17,005,000		15,857,163
Royal Bank of Scotland Group PLC (United Kingdom) 7.64% (LIBOR 3 Month+232 basis points), 3/29/49 [2,3,10,11]	27,450,000		26,283,375
State Street Corp. 2.32% (LIBOR 3 Month+100 basis points), 6/15/37 [8,10,11]	17,670,000		16,120,341
USB Realty Corp. 2.45% (LIBOR 3 Month+115 basis points), 1/15/62 [1,2,10,11]	31,590,000		27,680,737

			116,649,006

Building Materials — 1.12%
Builders FirstSource, Inc. 5.63%, 9/1/24 [1,10,11]	19,034,000		20,128,455
Chemicals — 1.14%
Kraton Polymers LLC / Kraton Polymers Capital Corp. 10.50%, 4/15/23 [1,10,11]	18,001,000		20,566,142
Commercial Services — 1.60%
Syniverse Foreign Holdings Corp. 9.13%, 1/15/22 [1,11]	28,324,550		28,820,230
Computers — 1.60%
DynCorp International, Inc. 11.88%, 11/30/20 [10,11]	27,088,946		28,782,005
Diversified Financial Services — 0.00%
Rio Oil Finance Trust Series 2014-1 (Brazil) 9.25%, 7/6/24 [1,3,10]	3,485		3,623
Electric — 1.35%
Capex S.A. (Argentina) 6.88%, 5/15/24 [1,3,11]	3,500,000		3,598,945
NRG Energy, Inc. 6.25%, 5/1/24 10.11	20,000,000		20,800,000

			24,398,945

Entertainment — 2.04%
Codere Finance 2 Luxembourg S.A. (Luxembourg) 6.75%, 11/1/21 [10,11]	8,000,000	[6]	9,893,393

Driehaus Active Income Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Codere Finance 2 Luxembourg S.A. (Luxembourg) 7.63%, 11/1/21 [3,10,11]	$26,375,000	$26,775,900

		36,669,293

Healthcare - Products — 1.55%
Sterigenics-Nordion Holdings LLC 6.50%, 5/15/23 [1,10,11]	26,862,000	27,936,480
Healthcare - Services — 1.90%
Kindred Healthcare, Inc. 8.00%, 1/15/20 [10]	15,000,000	14,732,850
Kindred Healthcare, Inc. 6.38%, 4/15/22 [10,11]	21,577,000	19,527,185

		34,260,035

Holding Companies - Diversified — 3.10%
HRG Group, Inc. 7.75%, 1/15/22 [10,11]	53,408,000	55,744,600
Insurance — 1.38%
Chubb Corp. 3.55% (LIBOR 3 Month+225 basis points), 4/15/37 [2,10,11]	25,000,000	24,862,500
Internet — 0.82%
EIG Investors Corp. 10.88%, 2/1/24 [11]	13,440,000	14,784,000
Media — 4.08%
Altice Luxembourg S.A. (Luxembourg) 7.75%, 5/15/22 [1,3,10,11]	31,605,000	33,540,806
SFR Group S.A. (France) 7.38%, 5/1/26 [1,3,10,11]	22,000,000	23,760,000
Sinclair Television Group, Inc. 5.63%, 8/1/24 [1,10,11]	15,810,000	16,225,013

		73,525,819

Miscellaneous Manufacturing — 1.61%
Amsted Industries, Inc. 5.00%, 3/15/22 [1,10,11]	28,000,000	28,910,000
Oil & Gas — 5.13%
Antero Resources Corp. 5.00%, 3/1/25 [10,11]	21,350,000	21,670,250
Chesapeake Energy Corp. 8.00%, 1/15/25 [1,11]	1,700,000	1,717,000
Continental Resources, Inc. 4.90%, 6/1/44 [10,11]	15,129,000	13,729,567
Diamondback Energy, Inc. 4.75%, 11/1/24 [11]	6,015,000	6,135,300
Diamondback Energy, Inc. 5.38%, 5/31/25 [10,11]	21,290,000	22,194,825

Driehaus Active Income Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Newfield Exploration Co. 5.63%, 7/1/24 [10]	$17,012,000	$18,245,370
Newfield Exploration Co. 5.38%, 1/1/26 [11]	4,250,000	4,467,813
Transocean, Inc. (Cayman Islands) 9.00%, 7/15/23 [1,3,11]	3,910,000	4,213,025

		92,373,150

Packaging & Containers — 1.41%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland) 4.25%, 9/15/22 [1,3,10,11]	3,000,000	3,084,000
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland) 4.63%, 5/15/23 [1,3,10,11]	8,000,000	8,217,600
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland) 6.00%, 2/15/25 [1,3,10,11]	13,260,000	14,039,025

		25,340,625

Pipelines — 1.74%
Enbridge Energy Partners LP 8.05% (LIBOR 3 Month+380 basis points), 10/1/77 [2,10,11]	31,500,000	31,294,305
Real Estate Investment Trusts — 3.58%
Communications Sales & Leasing, Inc. / CSL Capital LLC 8.25%, 10/15/23 [10,11]	6,000,000	5,310,000
Communications Sales & Leasing, Inc. / CSL Capital LLC 7.13%, 12/15/24 [1,10,11]	2,000,000	1,695,000
ESH Hospitality, Inc. 5.25%, 5/1/25 [1,10,11]	55,493,000	57,365,889

		64,370,889

Retail — 0.64%
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21 [1,10,11]	18,335,000	9,534,200
Rite Aid Corp. 6.75%, 6/15/21 [11]	1,995,000	2,064,227

		11,598,427

Telecommunications — 2.78%
Avaya, Inc. 7.00%, 4/1/19 [1,5,11]	8,500,000	7,182,500
Digicel Ltd. (Jamaica) 6.75%, 3/1/23 [1,3,10,11]	32,300,000	31,654,000
Digicel Ltd. (Jamaica) 6.75%, 3/1/23 [3,10,11]	11,500,000	11,270,000

		50,106,500

Transportation — 1.04%
XPO CNW, Inc. 6.70%, 5/1/34 [10]	19,277,000	18,650,497

Total CORPORATE BONDS (Cost $840,284,532)		852,436,566

Driehaus Active Income Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
CONVERTIBLE CORPORATE BONDS — 3.10%
Semiconductors — 1.76%
Microchip Technology, Inc. 1.63%, 2/15/25 [10]	$18,200,000	$31,759,000
Telecommunications — 1.34%
Ciena Corp. 3.75%, 10/15/18 [1,10]	19,931,000	24,104,053

Total CONVERTIBLE CORPORATE BONDS (Cost $40,608,341)		55,863,053

U.S. GOVERNMENT AND AGENCY SECURITIES — 0.38%
United States Treasury Note 2.00%, 8/15/25 [10]	7,047,000	6,926,433

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $6,932,930)		6,926,433

COMMON STOCKS — 7.32%
Auto Manufacturers — 0.60%
General Motors Co. [10]	269,324	10,875,303
Banks — 0.96%
BB&T Corp.	67,745	3,179,950
Huntington Bancshares, Inc.	280,330	3,913,407
Kearny Financial Corp.	268,600	4,123,010
KeyCorp	168,300	3,167,406
M&T Bank Corp.	18,065	2,909,188

		17,292,961

Investment Companies — 0.15%
Larchmont Resources LLC [9]	7,824	2,699,280
Media — 1.63%
Charter Communications, Inc., Class A *	—	131
TiVo Corp.	1,477,187	29,322,162

		29,322,293

Real Estate Investment Trusts — 1.47%
Gaming and Leisure Properties, Inc.	719,079	26,526,824
Savings & Loans — 0.16%
Investors Bancorp, Inc.	204,874	2,794,481
Semiconductors — 2.35%
NXP Semiconductors N.V. (Netherlands)* 3,10	373,710	42,262,864

Total COMMON STOCK (Cost $122,713,458)		131,774,006

CONVERTIBLE PREFERRED STOCKS — 2.57%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow - B 5.25%, 3/6/34 [4,5,9]	475,000	—

Driehaus Active Income Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
General Motors Corp. Senior Convertible Preferred Escrow - C 6.25%, 12/15/12 [4,5,9]	11,790,650	$—

		—

Healthcare - Products — 0.55%
Becton, Dickinson and Co. 6.13%, 5/1/20 [10]	180,000	9,946,800
Investment Companies — 2.02%
Mandatory Exchangeable Trust 5.75%, 6/3/19 [1,10]	185,000	36,305,325

Total CONVERTIBLE PREFERRED STOCKS (Cost $27,688,226)		46,252,125

PREFERRED STOCKS — 2.10%
Banks — 2.10%
GMAC Capital Trust I 7.10% (LIBOR 3 Month+579 basis points), 2/15/40 [8,10,11]	1,428,511	37,712,690

Total PREFERRED STOCKS (Cost $38,235,282)		37,712,690

PURCHASED PUT OPTIONS — 0.00%
Alibaba Group Holding Ltd. ADR, Exercise Price: $30.00, Notional Amount $4,500,000, Expiration Date: January 19, 2018* 4	1,500	—

Total PURCHASED PUT OPTIONS (Premiums paid $151,991)		—

TOTAL INVESTMENTS (Cost $1,597,507,372)	91.11%	1,640,330,646
Other Assets less Liabilities	8.89%	160,002,736

Net Assets	100.00%	$1,800,333,382

Driehaus Active Income Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
SECURITIES SOLD SHORT — (11.25)%
CORPORATE BONDS — (2.22)%
Commercial Services — (0.42)%
APX Group, Inc. 8.75%, 12/1/20 [11]	$(7,282,000)	$(7,545,973)
Diversified Financial Services — (0.12)%
Abe Investment Holdings, Inc./Getty Images, Inc. 7.00%, 10/15/20 [1,11]	(3,420,000)	(2,197,350)
Entertainment — (0.91)%
Scientific Games International, Inc. 7.00%, 1/1/22 [1,11]	(11,000,000)	(11,728,750)
Scientific Games International, Inc. 7.00%, 1/1/22 [11]	(4,400,000)	(4,691,500)

		(16,420,250)

Pipelines — (0.77)%
Enbridge Energy Partners LP 5.88%, 10/15/25 [11]	(12,000,000)	(13,727,736)

Total CORPORATE BONDS (Proceeds $37,708,166)		(39,891,309)

U.S. GOVERNMENT AND AGENCY SECURITIES — (1.56)%
United States Treasury Bond
3.00%, 11/15/44	(16,000,000)	(16,491,872)
3.00%, 5/15/45	(11,293,000)	(11,633,992)

		(28,125,864)

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Proceeds $28,456,765)		(28,125,864)

COMMON STOCKS — (4.54)%
Healthcare - Products — (0.33)%
Becton, Dickinson and Co.	(30,600)	(5,996,070)
Internet — (1.90)%
Alibaba Group Holding Ltd. ADR *	(198,500)	(34,282,935)
Media — 0.00%
Charter Communications, Inc., Class A *	—	(132)
Semiconductors — (1.70)%
Microchip Technology, Inc.	(340,891)	(30,605,194)
Telecommunications — (0.61)%
Ciena Corp. *	(495,800)	(10,892,726)

Total COMMON STOCKS (Proceeds $49,790,992)		(81,777,057)

Driehaus Active Income Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
EXCHANGE-TRADED FUNDS — (2.93)%
iShares Russell 2000 ETF	(105,250)	$(15,595,945)
Powershares QQQ Trust Series 1	(70,052)	(10,189,063)
Vanguard REIT ETF	(325,250)	(27,025,023)

		(52,810,031)

Total EXCHANGE-TRADED FUND (Proceeds $47,910,880)		(52,810,031)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $163,866,803)	(11.25)%	$(202,604,261)

WRITTEN CALL OPTIONS — (0.17)%
NXP Semiconductors N.V. (Netherlands), Exercise Price: $110.00, Notional Amount $(34,100,000), Expiration Date: January 18, 2019 *3	(3,100)	$(2,976,000)

TOTAL WRITTEN CALL OPTIONS (Premiums received $1,610,037)	(0.17)%	$(2,976,000)

*	Non-income producing security.

US LIBOR – U.S. Dollar London Interbank Offered Rate.

LIBOR 3 Month – 3 Month U.S. Dollar London Interbank Offered Rate.

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ ( the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[2]	Variable rate security. Rates disclosed as of September 30, 2017.
[3]	Foreign security denominated in U.S. dollars and traded in the U.S.
[4]	Security valued at fair value as determined in good faith by Driehaus Capital Management LLC (the “Adviser”), investment adviser to the Fund, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.
[5]	Security is in default.
[6]	Foreign security, par value shown in local currency (Euro).
[7]	Bank loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain bank loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at September 30, 2017. Bank loans generally are subject to mandatory and/or optional repayment. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
[8]	Floating rate security. Rates disclosed as of September 30, 2017.
[9]	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Adviser.
[10]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.
[11]	Callable.

Percentages are stated as a percent of net assets.

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

September 30, 2017 (unaudited)

SWAP CONTRACTS

Credit Default Swaps

Counterparty	Reference Instrument	Currency	Notional Amount(4)	Buy/Sell Protection(1)(2)	Pay (Receive) Fixed Rate	Expiration Date	Implied Credit Spread(3)	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
Bank of America	Ally Financial, Inc. 7.50%, 9/15/20	USD	10,000,000	Buy	5.00%	12/20/2018	0.23%	$(1,492,458)	$893,621	$(598,837)
JP Morgan	Hess Corp. 7.00%, 2/15/14	USD	8,000,000	Buy	1.00	6/20/2018	0.13	154,644	(207,571)	(52,927)
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Buy	1.00	6/20/2018	0.13	77,280	(103,744)	(26,464)
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Buy	1.00	6/20/2018	0.13	80,701	(107,165)	(26,464)
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Buy	1.00	6/20/2018	0.13	91,703	(118,166)	(26,463)
Credit Suisse	Hess Corp. 7.00%, 2/15/14	USD	20,000,000	Buy	1.00	9/20/2018	0.15	309,975	(482,197)	(172,222)
Goldman Sachs	SUPERVALU, Inc. 6.75%, 6/1/21	USD	17,660,000	Buy	5.00	12/20/2022	6.58	1,125,825	24,148	1,149,973
Goldman Sachs	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	10,000,000	Buy	5.00	12/20/2018	0.19	(2,134,040)	1,410,468	(723,572)
Morgan Stanley	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	10,000,000	Buy	5.00	12/20/2018	0.19	(2,137,029)	1,413,457	(723,572)
Morgan Stanley	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	10,000,000	Buy	5.00	12/20/2018	0.19	(2,252,200)	1,528,628	(723,572)

TOTAL CREDIT DEFAULT SWAPS								$(6,175,599)	$4,251,479	$(1,924,120)

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
[2]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
[3]	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
[4]	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

EUR - Euro

USD - United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

September 30, 2017 (unaudited)

Total Return Swaps

Counterparty	Reference Index	Currency	Notional Amount	Pay/Receive Total Return on Reference Index	Financing Rate[2]	Termination Date	Unrealized Appreciation/ (Depreciation)	Value at September 30, 2017
Goldman Sachs	Goldman Sachs Catch-Up Energy Index[3]	USD	2,925,246	See Note 1	1-Month USD-LIBOR plus 0.40%	8/18/2020	$392,272	$3,317,518
Goldman Sachs	Goldman Sachs Stable Energy Index[4]	USD	5,837,208	See Note 1	1-Month USD-LIBOR plus 0.40%	8/18/2020	418,209	6,255,417

TOTAL TOTAL RETURN SWAPS							$810,481	$9,572,935

[1]	The Fund pays the financing rate. The Fund receives payment from the counterparty if the value of the total return of the reference index has increased and makes payment if the value has decreased.
[2]	Financing rate is based upon predetermined notional amounts.
[3]	The Goldman Sachs Catch-Up Energy Index is a customized index comprised of 4 U.S. energy equity securities.
[4]	The Goldman Sachs Stable Energy Index is a customized index comprised of 5 U.S. energy equity securities.

USD - United States Dollar

1-Month USD-LIBOR - 1 Month U.S. Dollar London Interbank Offered Rate.

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

September 30, 2017 (unaudited)

SWAPTIONS

Interest Rate Swaptions

Counterparty	Floating Rate Index	Currency	Notional Amount	Pay/Receive Fixed Rate	Exercise Rate	Expiration Date	Premium Paid/ (Received)	Market Value

Morgan Stanley	3-Month USD-LIBOR-BBA	USD	45,000,000	Pay	1.94%	11/1/2017	$247,500	$262,944
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	36,000,000	Pay	2.09	11/1/2017	289,800	254,206
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	24,000,000	Pay	2.26	11/1/2017	274,200	203,869

TOTAL INTEREST RATE SWAPTIONS							$811,500	$721,019

USD - United States Dollar

3-Month USD-LIBOR-BBA - 3 Month U.S. Dollar London Interbank Offered Rate.

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

September 30, 2017 (unaudited)

FUTURES CONTRACTS

Counterparty	Futures Contracts	Number of Contracts (Short)	Expiration Date	Notional Amount	Value at September 30, 2017	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	U.S. 5 Year Treasury Note	(2,109)	December 29, 2017	$(249,911,171)	$(247,807,500)	$2,103,671
Goldman Sachs	U.S. 10 Year Treasury Note	(644)	December 19, 2017	(81,736,174)	(80,701,250)	1,034,924
Goldman Sachs	U.S. Treasury Long Bond	(249)	December 19, 2017	(38,761,712)	(38,050,313)	711,399

TOTAL FUTURES CONTRACTS				$(370,409,057)	$(366,559,063)	$3,849,994

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

September 30, 2017 (unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Value at September 30, 2017	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	USD	9,450,400	EUR	8,000,000	November 2, 2017	$(9,472,721)	$(22,321)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(9,472,721)	$(22,321)

EUR = Euro

USD = United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Event Driven Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
BANK LOANS — 5.64%
Advertising — 2.24%
Getty Images, Inc. 4.50% (US LIBOR+350 basis points), 10/18/19 [1,2,8]	$3,992,147	$3,465,483
Cosmetics/Personal Care — 3.40%
Revlon Consumer Products Corp. 4.73% (US LIBOR+350 basis points), 9/7/23 [1,2,8]	5,850,000	5,256,488

Total BANK LOANS (Cost $8,848,299)		8,721,971

CORPORATE BONDS — 17.16%
Banks — 3.53%
PNC Capital Trust C 1.89% (LIBOR 3 Month+57 basis points), 6/1/28 [1,2,7]	5,847,000	5,452,328
Commercial Services — 2.80%
Rent-A-Center, Inc. 4.75%, 5/1/21 [1]	3,376,000	3,055,280
Syniverse Foreign Holdings Corp. 9.13%, 1/15/22 [1,3]	1,250,000	1,271,875

		4,327,155

Distribution/Wholesale — 4.08%
Matalan Finance PLC (United Kingdom) 6.88%, 6/1/19 [1]	4,750,000	6,313,713
Diversified Financial Services — 0.41%
Abe Investment Holdings, Inc./Getty Images, Inc. 7.00%, 10/15/20 [1,3]	1,000,000	632,500
Telecommunications — 6.34%
Avaya, Inc. 6.52%, 4/1/19 [1,3,5]	3,954,000	3,341,130
HC2 Holdings, Inc. 11.00%, 12/1/19 [1,3]	6,360,000	6,455,400

		9,796,530

Total CORPORATE BONDS (Cost $26,436,591)		26,522,226

COMMON STOCK — 69.18%
Banks — 3.13%
Bank of NT Butterfield & Son Ltd. (Bermuda)	132,000	4,836,480
Biotechnology — 5.30%
Blueprint Medicines Corp. *	17,086	1,190,382
Loxo Oncology, Inc. *7	75,993	7,000,475

		8,190,857

Building Materials — 8.22%
Builders FirstSource, Inc. *	265,719	4,780,285
Eagle Materials, Inc.	15,597	1,664,200
Martin Marietta Materials, Inc.	14,742	3,040,243

Driehaus Event Driven Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
USG Corp. *	98,530	$3,217,004

		12,701,732

Chemicals — 2.07%
Venator Materials PLC *	141,407	3,195,798
Commercial Services — 2.06%
Quanta Services, Inc. *	85,353	3,189,642
Healthcare - Services — 2.13%
Natera, Inc. *7	255,665	3,295,522
Holding Companies - Diversified — 5.31%
CF Corp. *7	733,176	8,211,571
Media — 10.40%
Time Warner, Inc. [7]	102,695	10,521,103
TiVo Corp. [7]	280,106	5,560,104

		16,081,207

Pharmaceuticals — 6.13%
Aclaris Therapeutics, Inc. *	47,642	1,229,640
Array Biopharma, Inc. *	240,172	2,954,115
Clementia Pharmaceuticals, Inc. (Canada)*	203,336	3,434,345
Concert Pharmaceuticals, Inc. *	125,853	1,856,332

		9,474,432

Real Estate Investment Trusts — 4.21%
Gaming and Leisure Properties, Inc. [7]	176,546	6,512,782
Retail — 1.11%
Group 1 Automotive, Inc.	23,703	1,717,519
Savings & Loans — 7.17%
OceanFirst Financial Corp. [7]	143,843	3,954,244
Oritani Financial Corp. [7]	305,812	5,137,642
Waterstone Financial, Inc.	102,165	1,992,217

		11,084,103

Semiconductors — 6.73%
NXP Semiconductors N.V. (Netherlands)*	92,000	10,404,280
Transportation — 5.21%
XPO Logistics, Inc. *7	118,791	8,051,654

Total COMMON STOCK (Cost $96,850,331)		106,947,579

CONVERTIBLE PREFERRED STOCK — 0.00%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow - B 5.25%, 3/6/34 [4,5,6]	25,000	—

Driehaus Event Driven Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
General Motors Corp. Senior Convertible Preferred Escrow - C 7.25%, 4/15/41 [4,5,6]	162,750	$—

		—

Total CONVERTIBLE PREFERRED STOCK (Cost $1,877)		—

PURCHASED CALL OPTIONS — 0.12%
Rent-A-Center, Inc., Exercise Price: $12.50, Notional Amount $1,646,250, Expiration Date: March 16, 2018*	1,317	190,965

Total PURCHASED CALL OPTIONS (Premiums paid $199,675)		190,965
TOTAL INVESTMENTS (Cost $132,336,773)	92.10%	142,382,741
Other Assets less Liabilities	7.90%	12,207,098

Net Assets	100.00%	$154,589,839

Driehaus Event Driven Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
SECURITIES SOLD SHORT — (18.03)%
CORPORATE BONDS — (5.21)%
Commercial Services — (1.13)%
APX Group, Inc. 8.75%, 12/1/20 [1]	$(1,690,000)	$(1,751,263)
Cosmetics/Personal Care — (2.08)%
Revlon Consumer Products Corp. 5.75%, 2/15/21 [1]	(3,640,000)	(3,212,300)
Telecommunications — (2.00)%
Consolidated Communications, Inc. 6.50%, 10/1/22 [1]	(3,188,000)	(3,096,345)

Total CORPORATE BONDS (Proceeds $8,063,462)		(8,059,908)

EXCHANGE-TRADED FUNDS — (12.82)%
iShares Nasdaq Biotechnology ETF	(16,800)	(5,604,312)
iShares PHLX Semiconductor ETF	(23,000)	(3,647,110)
SPDR S&P Biotech ETF	(98,044)	(8,487,669)
Vanguard REIT ETF	(25,000)	(2,077,250)

		(19,816,341)

Total EXCHANGE-TRADED FUNDS (Proceeds $17,094,370)		(19,816,341)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $25,157,832)	(18.03)%	$(27,876,249)

WRITTEN CALL OPTIONS — (0.54)%
NXP Semiconductors N.V. (Netherlands), Exercise Price: $110.00, Notional Amount $(9,625,000), Expiration Date: January 18, 2019*	(875)	(840,000)

TOTAL WRITTEN CALL OPTIONS (Premiums received $454,126)	(0.54)%	$(840,000)

*	Non-income producing security.

US LIBOR – U.S. Dollar London Interbank Offered Rate.

[1]	Callable.
[2]	Floating rate security. Rates disclosed as of September 30, 2017.
[3]	144A restricted security.
[4]	Security valued at fair value as determined in good faith by Driehaus Capital Management LLC (the “Adviser”), investment adviser to the Fund, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.
[5]	Security is in default.
[6]	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Adviser.
[7]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.

Driehaus Event Driven Fund

Schedule of Investments

September 30, 2017 (unaudited)

[8]	Bank loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain bank loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at September 30, 2017. Bank loans generally are subject to mandatory and/or optional repayment. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

Percentages are stated as a percent of net assets.

See accompanying Notes to Schedule of Investments.

Driehaus Event Driven Fund

Schedule of Investments

September 30, 2017 (unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Value at September 30, 2017	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	EUR	6,500,000	USD	7,801,625	November 2, 2017	$7,696,586	$(105,039)
Goldman Sachs	USD	7,720,180	EUR	6,500,000	November 2, 2017	(7,696,586)	23,594
Goldman Sachs	USD	6,172,128	GBP	4,750,000	November 2, 2017	(6,371,409)	(199,281)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(6,371,409)	$(280,726)

EUR = Euro
USD = United States Dollar
GBP = British Pound

See accompanying Notes to Schedule of Investments.

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts		Value
SOVEREIGN BONDS — 13.97%
Argentina — 1.13%
Provincia de Buenos Aires 24.71% (BADLARPP+383 basis points), 5/31/22 [2,6]	5,000,000	[3]	$297,932
Egypt — 4.83%
Egypt Treasury Bills 16.95%, 2/27/18	10,000,000	[3]	527,704
Egypt Treasury Bills 16.29%, 4/24/18	14,500,000	[3]	746,857

			1,274,561

Indonesia — 4.23%
Indonesia Treasury Bond 8.38%, 9/15/26	13,327,000,000	[3]	1,114,129
Malaysia — 2.32%
Malaysia Government Bond 3.90%, 11/30/26	2,600,000	[3]	612,229
South Africa — 1.46%
Republic of South Africa Government Bond 8.50%, 1/31/37	5,766,000	[3]	383,710

Total SOVEREIGN BONDS (Cost $3,674,717)			3,682,561

EQUITY SECURITIES — 70.80%
Argentina — 1.64%
Telecom Argentina S.A. ADR	6,926		213,598
YPF SA — SP ADR [4]	9,787		218,054

			431,652

Brazil — 6.10%
Banco do Brasil SA	36,332		400,350
BB Seguridade Participacoes SA	35,873		324,275
Hypermarcas SA	16,414		166,876
Odontoprev SA	37,885		184,569
Petroleo Brasileiro SA — SP ADR*4	25,798		259,012
Vale SA — ADR [4]	27,118		273,078

			1,608,160

China — 25.19%
AIA Group, Ltd.	63,651		469,340
Alibaba Group Holding, Ltd. — SP ADR*4	6,926		1,196,190
Anhui Conch Cement Co., Ltd. — H	63,990		255,170
Baidu, Inc. ADR*4	1,418		351,225
Brilliance China Automotive Holdings, Ltd.	50,771		135,188
China Construction Bank Corp. — H	424,697		352,301
CSPC Pharmaceutical Group, Ltd.	136,000		227,723
Guangzhou Automobile Group Co., Ltd.	60,000		138,870

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Hangzhou Hikvision Digital Technology Co., Ltd. — A	26,900	$129,584
Industrial & Commercial Bank of China, Ltd.	250,000	185,621
Kweichow Moutai Co., Ltd. — A	3,372	262,763
Ping An Insurance Group Co. of China, Ltd. — H	88,159	676,575
Sands China, Ltd.	38,444	200,055
Shimao Property Holdings, Ltd.	59,386	128,783
Silergy Corp.	10,000	229,191
SINA Corp.*4	1,853	212,447
Sunny Optical Technology Group Co., Ltd.	19,000	302,089
Tencent Holdings, Ltd.	19,565	842,049
ZTE Corp.*	105,400	344,740

		6,639,904

Czech Republic — 1.33%
Moneta Money Bank AS 1	99,487	350,286
Egypt — 0.57%
Commercial International Bank Egypt SAE — GDR	32,956	149,785
Greece — 1.49%
Hellenic Telecommunications Organization SA	16,863	203,887
OPAP SA	17,768	187,949

		391,836

India — 3.35%
HDFC Bank, Ltd. — ADR [4]	5,299	510,665
Housing Development Finance Corp., Ltd.	9,839	262,416
ICICI Bank, Ltd. — SP ADR [4]	12,963	110,963

		884,044

Indonesia — 0.93%
Telekomunikasi Indonesia Persero Tbk	703,023	244,275
Malaysia — 1.08%
Public Bank BHD	59,100	286,087
Mexico — 4.39%
America Movil S.A.B. de C.V. — L — SP ADR [4]	8,216	145,834
Grupo Financiero Banorte S.A.B. de C.V.— O	77,918	537,339
Prologis Property Mexico S.A. de C.V.	178,817	355,277
Wal-Mart de Mexico S.A.B. de C.V.	52,123	119,359

		1,157,809

Pakistan — 0.85%
United Bank, Ltd.	124,105	223,972
Russia — 5.32%
Gazprom PJSC — ADR	90,517	379,266
Magnit PJSC — GDR	6,697	274,242
Mail.Ru Group, Ltd. — GDR*	4,368	143,970

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Sberbank of Russia PJSC — SP ADR	42,430	$603,991

		1,401,469

South Africa — 0.58%
Capitec Bank Holdings, Ltd.	2,395	151,969
South Korea — 8.99%
Hana Financial Group, Inc.	4,759	196,742
ING Life Insurance Korea, Ltd. [1]	9,240	382,798
Korea Electric Power Corp.	6,483	220,751
Macquarie Korea Infrastructure Fund	33,158	246,076
Samsung Biologics Co., Ltd.*1	506	149,103
Samsung Electronics Co., Ltd.	457	1,023,048
SK Hynix, Inc.	2,089	151,201

		2,369,719

Taiwan — 3.94%
Cathay Financial Holding Co., Ltd.	156,578	248,881
MediaTek, Inc.	28,443	266,852
Taiwan Semiconductor Manufacturing Co., Ltd.— SP ADR	73,175	522,437

		1,038,170

Thailand — 1.79%
Kasikornbank PCL— NVDR	25,247	156,705
Star Petroleum Refining PCL— NVDR	595,563	316,086

		472,791

Turkey — 0.92%
Migros Ticaret AS*	33,769	243,956
United Arab Emirates — 1.21%
Abu Dhabi Commercial Bank PJSC	106,704	206,284
DP World, Ltd.	5,058	113,603

		319,887

United Kingdom — 1.13%
Standard Chartered PLC*	29,982	297,932

Total EQUITY SECURITIES (Cost $14,546,690)		18,663,703

EQUITY CERTIFICATES — 4.68%
India — 4.68%
Hindustan Petroleum Corp., Ltd. [5]	42,598	278,335
ITC, Ltd. [5]	48,407	191,419
Mahanagar Gas, Ltd. [5]	13,034	218,457
Maruti Suzuki India, Ltd. [5]	1,282	156,584
Motherson Sumi Systems, Ltd.*5	24,507	126,212

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

September 30, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Power Grid Corp. of India, Ltd. [5]	80,942	$261,463

Total EQUITY CERTIFICATES (Cost $1,103,016)		1,232,470

TOTAL INVESTMENTS (Cost $19,324,423)	89.45%	23,578,734
Other Assets less Liabilities	10.55%	2,781,111

Net Assets	100.00%	$26,359,845

*	Non-income producing security.

ADR — American Depository Receipt

CALY — Calyon Securities

ETF — Exchange-Traded Fund

GDR — Global Depository Receipt

NVDR — Non-Voting Depository Receipt

SP ADR — Sponsored American Depository Receipt

BADLARPP Index — Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ ( the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[2]	Variable rate security. Rates disclosed as of September 30, 2017.
[3]	Foreign security denominated in U.S. dollars and traded in the U.S.
[4]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.
[5]	Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At September 30, 2017, the value of these restricted securities amounted to $1,232,470 or 4.68% of net assets. These restricted securities have not been deemed illiquid.
[6]	Non-income producing security. Daily valuation of security includes daily interest income.

Percentages are stated as a percent of net assets.

See accompanying Notes to Schedule of Investments.

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

September 30, 2017 (unaudited)

Additional information on each restricted security is as follows:

Security	Counter- Party	Acquisition Date(s)	Acquisition Costs
Hindustan Petroleum Corp., Ltd.	CALY	5/17/17	$242,185
ITC, Ltd..	CALY	4/11/17	$205,716
Mahanagar Gas, Ltd.	CALY	4/11/17	$185,575
Maruti Suzuki India, Ltd.	CALY	4/11/17	$125,468
Motherson Sumi Systems, Ltd.	CALY	4/11/17	$97,179
Power Grid Corp. of India, Ltd.	CALY	4/11/17 to 6/20/2017	$246,893

See accompanying Notes to Schedule of Investments.

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

September 30, 2017 (unaudited)

SWAP CONTRACTS

Interest Rate Swaps

					Value/
					Unrealized
	Notional	Fixed		Expiration	Appreciation/
Counterparty	Amount	Rate	Floating Rate Index	Date	(Depreciation)
Chicago Mercantile Exchange	BRL 2,057,391	9.99%[1]	1- Day BRL BZDIOVRA[1]	1/2/2025	$21,374
Morgan Stanley	BRL 2,030,857	10.41%[2]	1- Day BRL BZDIOVRA[2]	1/2/2025	42,884
LCH Clearnet Limited	CZK 235,000,000	0.99%[1]	6-Months CZK PRIBOR[1]	9/15/2019	(511)
LCH Clearnet Limited	CZK 95,000,000	1.26%[2]	6-Months CZK PRIBOR[2]	9/15/2022	20,999
Chicago Mercantile Exchange	MXN 95,000,000	6.80%[1]	28-Day MXN MXIBTIIE[1]	6/24/2019	(23,495)
Chicago Mercantile Exchange	MXN 95,000,000	6.75%[1]	28-Day MXN MXIBTIIE[1]	6/24/2019	(27,906)
Chicago Mercantile Exchange	MXN 50,000,000	7.53%[1]	28-Day MXN MXIBTIIE[1]	3/31/2027	89,507
Chicago Mercantile Exchange	MXN 25,000,000	7.08%[2]	28-Day MXN MXIBTIIE[2]	6/14/2027	(2,026)
Morgan Stanley	USD 900,000	2.48%[1]	3-Month USD US0003M1	8/18/2047	(7,747)

TOTAL INTEREST RATE SWAPS					$113,079

[1]	Fund Pays the floating rate and receives the fixed rate
[2]	Fund Pays the fixed rate and receives the floating rate

BRL - Brazilian Real

CZK- Czech Koruna

MXN - Mexican Peso

USD - United States Dollar

BZDIOVRA - Brazil Interbank Deposit Rate

PRIBO6M - Czech Interbank Offered Rate

MXIBTIIE - Mexico 28-day Interbank Interest Rate

US0003M - ICE Libor USD 3-month Rate

See accompanying Notes to Schedule of Investments.

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

September 30, 2017 (unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

	Currency		Currency			Value at	Unrealized Appreciation/
Counterparty	Purchased		Sold		Settlement Date	September 30, 2017	(Depreciation)
Morgan Stanley & Co.	TRY	1,300,000	USD	369,413	October 17, 2017	$362,879	$(6,534)
Morgan Stanley & Co.	USD	369,413	ZAR	4,844,865	October 17, 2017	(356,773)	12,640
Morgan Stanley & Co.	TRY	1,200,000	USD	339,136	October 31, 2017	333,520	(5,616)
Morgan Stanley & Co.	USD	339,136	ZAR	4,367,208	October 31, 2017	(320,865)	18,271
Morgan Stanley & Co.	USD	500,000	COP	1,522,165,000	November 1, 2017	(516,309)	(16,309)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(497,548)	$2,452

COP = Colombian Peso

TRY = Turkish Lira

USD = United States Dollar

ZAR = South African Rand

See accompanying Notes to Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

A.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company under the Investment Company Act of 1940, as amended, organized as a Delaware statutory trust, with nine separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013 and amended as of June 4, 2015, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The Driehaus Active Income Fund (the “Active Income Fund”) commenced operations on June 1, 2009 following the receipt of the assets and liabilities of the Lotsoff Capital Management Active Income Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund. The reorganization was accomplished by a tax-free exchange of Acquired Fund shares for an equal number of shares of the Active Income Fund as of June 1, 2009. The Active Income Fund seeks to provide current income and capital appreciation. The Driehaus Event Driven Fund (the “Event Driven Fund”) commenced operations on August 26, 2013, following the receipt of the assets and liabilities of the Driehaus Credit Opportunities Fund, L.P. The Event Driven Fund seeks to provide positive returns over full market cycles. The Driehaus Multi-Asset Growth Economies Fund (the “Multi-Asset Growth Economies Fund” and together with the Active Income Fund and Event Driven Fund, the “Funds”) commenced operations on April 10, 2017, following the receipt of the assets and liabilities of the Driehaus Emerging Markets Dividend Growth Fund, L.P. The Multi-Asset Growth Economies Fund seeks to maximize total return.

Significant Accounting Policies

The presentation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

The Funds, which are investment companies within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Securities Valuation

Investments in securities traded on a national securities exchange, including exchange-traded futures and options, are valued at the last reported sales or settlement price on the day of valuation and are generally classified as level 1. Exchange-traded securities for which no sale was reported are valued at the mean of the closing bid and ask prices from the exchange the security is primarily traded on and are generally classified as level 1. Equity certificates are valued at the last sale price of the underlying security as of the close of the primary exchange. Long-term fixed income securities are valued at the representative quoted bid price when held long or the representative quoted ask price if sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. The pricing service provider may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other techniques. Such techniques generally consider factors such as composite security prices, yields, maturities, call features, credit ratings and developments relating to specific securities, in arriving at valuations. Fixed income securities are generally classified as level 2. Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short-term securities are reported at fair value. These securities are generally classified as level 2. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. In addition, for Multi-Asset Growth Economies Fund, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the U.S. market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be considered level 2 in the hierarchy described below. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees and are generally classified as level 3. Under these procedures, the Funds primarily employ a market-based approach, which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and such differences could be material.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 – quoted prices for active markets for identical securities

Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Funds adopted the FASB amendments to authoritative guidance which require the Funds to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period. During the period ended September 30, 2017, there were no transfers between levels for the Active Income Fund and Event Driven Fund.

For the period ended September 30, 2017, securities with end of period values of $244,275 held by Multi-Asset Growth Economies Fund were transferred from level 2 to level 1. When fair value pricing is employed, the prices of securities used by the Multi-Asset Growth Economies Fund to calculate its net asset value may differ from closing prices for the same securities, which means that the Fund may value those securities higher or lower than another fund that does not employ fair value. In addition, the fair value price may differ materially from the value a Fund may ultimately realize.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Active Income Fund’s investments as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Assets
Bank Loans	$—	$509,365,773	$—	$509,365,773
Common Stocks
Auto Manufacturers	10,875,303	—	—	10,875,303
Banks	17,292,961	—	—	17,292,961
Investment Companies	—	2,699,280	—	2,699,280
Media	29,322,293	—	—	29,322,293
Real Estate Investment Trusts	26,526,824	—	—	26,526,824
Savings & Loans	2,794,481	—	—	2,794,481
Semiconductors	42,262,864	—	—	42,262,864
Convertible Corporate Bonds	—	55,863,053	—	55,863,053
Convertible Preferred Stocks
Auto Manufacturers	—	—	0	0
Healthcare - Products	9,946,800	—	—	9,946,800
Investment Companies	—	36,305,325	—	36,305,325
Corporate Bonds	—	852,436,566	—	852,436,566
Preferred Stocks
Banks	37,712,690	—	—	37,712,690
Purchased Put Options	—	—	0	0
U.S. Government and Agency Securities	—	6,926,433	—	6,926,433

Total	$176,734,216	$1,463,596,430	$0	$1,640,330,646

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

	Level 1	Level 2	Level 3	Total
Liabilities
Common Stocks Sold Short
Healthcare - Products	$(5,996,070)	$—	$—	$(5,996,070)
Internet	(34,282,935)	—	—	(34,282,935)
Media	(132)	—	—	(132)
Semiconductors	(30,605,194)	—	—	(30,605,194)
Telecommunications	(10,892,726)	—	—	(10,892,726)
Corporate Bonds Sold Short	—	(39,891,309)	—	(39,891,309)
Exchange-Traded Funds Sold Short	(52,810,031)	—	—	(52,810,031)
U.S. Government and Agency Securities Sold Short	—	(28,125,864)	—	(28,125,864)
Written Call Options	(2,976,000)	—	—	(2,976,000)

Total	$(137,563,088)	$(68,017,173)	$—	$(205,580,261)

Other Financial Instruments*
Credit Default Swaps - Assets	$—	$7,110,450	$—	$7,110,450
Credit Default Swaps - Liabilities	—	(9,034,570)	—	(9,034,570)
Forward Foreign Currency Contracts - Liabilities	—	(22,321)	—	(22,321)
Futures Contracts	3,849,994	—	—	3,849,994
Interest Rate Swaptions	—	721,019	—	721,019
Total Return Swap - Assets	—	810,481	—	810,481

Total Other Financial Instruments	$3,849,994	$(414,941)	$—	$3,435,053

*	Other financial instruments are swap, forward foreign currency and futures contracts and interest rate swaptions, which are detailed in the Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Active Income Fund:

Investments, at Value
Balance as of December 31, 2016	$0
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3	—

Balance as of September 30, 2017	$0

As of September 30, 2017, the Active Income Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock, valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees. As a part of the ongoing restructuring of General Motors, any value previously ascribed to these holdings has been transferred to the General Motors Co. Motors Liquidation Co. GUC Trust common stock, which is freely and actively traded, and therefore the senior convertible preferred stock was fair valued at $0.

The following is a summary of the inputs used to value the Event Driven Fund’s investments as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Assets
Bank Loans	$—	$8,721,971	$—	$8,721,971
Common Stocks
Banks	4,836,480	—	—	4,836,480
Biotechnology	8,190,857	—	—	8,190,857
Building Materials	12,701,732	—	—	12,701,732
Chemicals	3,195,798	—	—	3,195,798
Commercial Services	3,189,642	—	—	3,189,642
Healthcare – Services	3,295,522	—	—	3,295,522
Holding Companies - Diversified	8,211,571	—	—	8,211,571
Media	16,081,207	—	—	16,081,207
Pharmaceuticals	9,474,432	—	—	9,474,432
Real Estate Investment Trusts	6,512,782	—	—	6,512,782
Retail	1,717,519	—	—	1,717,519
Savings & Loans	11,084,103	—	—	11,084,103
Semiconductors	10,404,280	—	—	10,404,280
Transportation	8,051,654	—	—	8,051,654
Convertible Preferred Stocks
Auto Manufacturers	—	—	0	0
Corporate Bonds	—	26,522,226	—	26,522,226
Purchased Call Options	190,965	—	—	190,965

Total	$107,138,544	$35,244,197	$0	$142,382,741

	Level 1	Level 2	Level 3	Total
Liabilities
Corporate Bonds Sold Short	$—	$(8,059,908)	$—	$(8,059,908)
Exchange-Traded Funds Sold Short	(19,816,341)	—	—	(19,816,341)
Written Call Options	(840,000)	—	—	(840,000)

Total	$(20,656,341)	$(8,059,908)	$—	$(28,716,249)

Other Financial Instruments*
Forward Foreign Currency - Assets	$—	$23,594	$—	$23,594
Forward Foreign Currency - Liabilities	—	(304,320)	—	(304,320)

Total Other Financial Instruments	$—	$(280,726)	$—	$(280,726)

*	Other financial instruments are forward foreign currency contracts, which are detailed in the Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Event Driven Fund:

Investments, at Value
Balance as of December 31, 2016	$4,657,500
Realized gain (loss)	496,196
Change in net unrealized appreciation (depreciation)	—
Purchases	—
Sales	(5,153,696)
Transfers in and/or out of Level 3	—

Balance as of September 30, 2017	$0

As of September 30, 2017, the Event Driven Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock, which were valued in the same manner as described above for the Active Income Fund.

The following is a summary of the inputs used to value the Multi-Asset Growth Economies Fund’s investments as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Assets
Sovereign Bonds**	$—	$3,682,561	$—	$3,682,561
Equity Securities
Argentina	431,652	—	—	431,652
Brazil	1,608,160	—	—	1,608,160
China	6,639,904	—	—	6,639,904
Czech Republic	350,286	—	—	350,286
Egypt	149,785	—	—	149,785
Greece	391,836	—	—	391,836
India	884,044	—	—	884,044
Indonesia	244,275	—	—	244,275
Malaysia	286,087	—	—	286,087
Mexico	1,157,809	—	—	1,157,809
Pakistan	223,972	—	—	223,972
Russia	1,401,469	—	—	1,401,469
South Africa	151,969	—	—	151,969
South Korea	2,369,719	—	—	2,369,719
Taiwan	1,038,170	—	—	1,038,170
Thailand	472,791	—	—	472,791
Turkey	243,956	—	—	243,956
United Arab Emirates	—	319,887	—	319,887
United Kingdom	297,932	—	—	297,932
Equity Certificates**	—	1,232,470	—	1,232,470

Total	$18,343,816	$5,234,918	$—	$23,578,734

Other Financial Instruments*
Interest Rate Swaps - Asset	$—	$174,764	$—	$174,764
Interest Rate Swaps - Liabilities	—	(61,685)	—	(61,685)
Forward Foreign Currency Contracts - Assets	—	30,911	—	30,911
Forward Foreign Currency Contracts - Liabilities	—	(28,459)	—	(28,459)

Total Other Financial Instruments	$—	$115,531	$—	$115,531

*	Other financial instruments are swap and forward foreign currency contracts, which are detailed in the Schedule of Investments.
**	See Schedule of Investments for industry and/or country breakout.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

Securities Sold Short

The Funds are engaged in selling securities short, which obligates them to replace a borrowed security by purchasing it at market price at the time of replacement. Each Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Each Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. Each Fund is obligated to pay any dividends or interest due on securities sold short.

Foreign Currency Translation

The value of securities, currencies and other assets and liabilities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contract transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Active Income Fund, Event Driven Fund and Multi-Asset Growth Economies Fund held portfolio hedges as of September 30, 2017 as disclosed in the Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) on investments and the net change in unrealized appreciation (depreciation) on investments.

Other

The Trust records security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Pursuant to the terms of certain of the senior unsecured loan agreements, the Funds may have unfunded loan commitments, which are callable on demand. Each Fund will have available with its custodian, cash and/or liquid securities having an aggregate value at least equal to the amount of the unfunded senior loan commitments. At September 30, 2017, the Active Income Fund, Event Driven Fund and Multi-Asset Growth Economies Fund had no unfunded senior loan commitments.

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At September 30, 2017, the Funds had no such outstanding senior loan participation commitments.

B.	INVESTMENTS IN DERIVATIVES

Each Fund uses derivative instruments such as swaps, futures, options, swaptions and forward foreign currency contracts in connection with their respective investment strategies. During the period January 1, 2017 through September 30, 2017, the Active Income Fund primarily utilized: 1) credit default swaps as alternatives to direct investments to manage exposure to specific sectors/markets/industries and/or credit events and manage volatility; 2) total return swaps to gain exposure to certain sectors and manage volatility; 3) futures to hedge their interest rate and/or commodity risk and manage volatility; 4) options to hedge downside risk and manage volatility; and 5) forward foreign currency contracts to manage currency risk in portfolio holdings. During the period January 1, 2017 through September 30, 2017, the Event Driven Fund primarily utilized: 1) total return swaps to manage exposure to certain sectors; 2) options to both hedge exposure and provide exposure to certain market segments or specific securities; and 3) forward foreign currency contracts to manage currency risk in portfolio holdings. During the period April 10, 2017 through September 30, 2017, the Multi-Asset Growth Economies Fund primarily utilized: 1) interest rate swaps to hedge against interest rate fluctuation and enable the parties involved to exchange fixed and floating cash flows; 2) options to both hedge exposure and provide exposure to certain market segments or specific securities; and 3) forward foreign currency contracts to manage currency risk in portfolio holdings. Detail regarding each derivative type is included below.

Swap Contracts

The Funds are subject to credit risk, volatility risk and interest rate risk exposure in the normal course of pursuing their investment objectives. The Funds engage in various swap transactions, including forward rate agreements and interest rate, currency, volatility, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments.

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as unrealized appreciation (depreciation). Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

Total return swap contracts are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and to manage exposure to specific sectors or industries and/or to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Gains or losses are realized upon termination of the contracts. Each Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

Volatility swaps are forward contracts on the future realized volatility of an underlying instrument. Volatility swaps are generally used to speculate on future volatility levels, trade the spread between realized and implied volatility or hedge volatility exposure of other positions. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a volatility swap contract is dependent upon the volatility of the underlying instrument.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. Each Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Funds are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value. The maximum exposure to loss of the notional value as a seller of credit default swaps outstanding at September 30, 2017 for the Active Income Fund, Event Driven Fund and Multi-Asset Growth Economies Fund was $0, $0 and $0, respectively.

Risks associated with swap contracts include changes in the returns of underlying instruments and/or interest rates, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Funds disclose swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of September 30, 2017, the Active Income Fund and Multi-Asset Growth Economies Fund had outstanding swap contracts as listed on the Schedule of Investments. The Event Driven Fund had no outstanding swap contracts at September 30, 2017.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

Futures Contracts

The Funds may enter into futures contracts to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities or interest rates. Upon entering into a futures contract with a broker, a Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contract against default. As of September 30, 2017, the Active Income Fund had outstanding futures contracts as listed in the Schedule of Investments. The Event Driven Fund and Multi-Asset Growth Economies Fund had no outstanding futures contracts at September 30, 2017.

Options Contracts

The Funds may use options contracts to hedge downside risk, produce incremental earnings or protect against market changes in the value of equities or interest rates. The Funds may write covered call and put options on futures, swaps, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, to the extent a Fund purchases an over-the-counter (“OTC”) option, it is subject to credit risk that the counterparty to the trade does not perform under the contract’s terms. The Funds are not subject to credit risk on OTC options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of September 30, 2017, the Funds had outstanding options as listed on the Schedule of Investments.

Swaptions

An option on a swap contract, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A call or receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index swap. A put or payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index swap. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. As of September 30, 2017, the Active Income Fund had outstanding swaptions as listed on the Schedule of Investments. The Event Driven Fund and Multi-Asset Growth Economies Fund had no outstanding swaptions at September 30, 2017.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

Forward Foreign Currency Contracts

The Funds use forward foreign currency contracts to manage foreign currency, to produce incremental earnings or to hedge existing positions. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably. As of September 30, 2017, the Funds had forward foreign currency contracts as listed in the Schedule of Investments.

Equity Certificates

The Funds may invest in equity certificates, which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These derivative instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis. A Fund’s equity certificates are not subject to any master netting agreement.

On September 30, 2017, Multi-Asset Growth Economies Fund had unrealized appreciation (depreciation) of $129,454 as a result of its investments in these financial instruments. The aggregate market values of these certificates for Multi-Asset Growth Economies Fund represented 5.2% of its total market value of investments at September 30, 2017.

C.	INVESTMENTS IN AFFILIATED ISSUERS

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in a Driehaus Mutual Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of September 30, 2017.

Fund/Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Unrealized Appreciation (Depreciation)	Value End of Period	Dividends Credited to Income	Net Realized Gain (Loss)
Active Income Fund:
Apollo Education Group, Inc.(1)	$74,096,322	$—	$(74,844,770)	$(8,748,882)	$—	$—	$9,497,330
Pinnacle Entertainment, Inc.(2)	62,302,078	—	(83,883,222)	(15,441,117)	—	—	37,022,261
Stewart Information Services Corp.(2)	76,766,101	—	(61,532,571)	(389,037)	—	923,099	(14,844,493)

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

Fund/Security Description	Shares Beginning of Period	Purchases	Sales	Shares End of Period
Active Income Fund:
Apollo Education Group, Inc.(1)	7,484,477	—	(7,484,477)	—
Pinnacle Entertainment, Inc.(2)	4,296,695	—	(4,296,695)	—
Stewart Information Services Corp.(2)	1,665,931	—	(1,665,931)	—

(1)	No longer affiliated as of September 30, 2017
(2)	Not affiliated as of December 31, 2016, but was affiliated during the fiscal year. No longer affiliated as of September 30, 2017.

D.	FEDERAL INCOME TAXES

At September 30, 2017, gross unrealized appreciation and depreciation on investments, based on cost for Federal income tax purposes, were as follows:

	Active Income Fund	Event Driven Fund	Multi-Asset Driven Fund
Cost of investments	$1,438,512,318	$107,500,762	$19,324,423

Gross unrealized appreciation	$71,257,731	$11,000,185	$4,507,197
Gross unrealized depreciation	(75,019,664)	(4,834,455)	(252,886)

Net unrealized appreciation (depreciation) on investments	$(3,761,933)	$6,165,730	$4,254,311

The difference between cost amounts for financial statement and Federal income tax purposes is due primarily to the tax deferral of losses on wash sales.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Driehaus Mutual Funds

By (Signature and Title)*	/s/ Stephen J. Kneeley
Stephen J. Kneeley, President
(principal executive officer)

Date	November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Stephen J. Kneeley
Stephen J. Kneeley, President
(principal executive officer)

Date	November 28, 2017

By (Signature and Title)*	/s/ Michelle L. Cahoon
Michelle L. Cahoon, Vice President and Treasurer
(principal financial officer)

Date	November 28, 2017

*	Print the name and title of each signing officer under his or her signature.